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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VAIL RESORTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

VAIL RESORTS, INC.
390 Interlocken Crescent
Broomfield, Colorado 80021

NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS
To be held on December 4, 2009

October 21, 2009

To our Stockholders:

        The annual meeting of stockholders of Vail Resorts, Inc., a Delaware corporation, will be held on Friday, December 4, 2009 at 8:00 a.m. Mountain Standard Time at the Company's headquarters, 390 Interlocken Crescent, 1st Floor, Broomfield, Colorado 80021, to:

  (1)
  Elect the seven directors named in the attached proxy statement to serve for the ensuing year and until their successors are elected;

  (2)
  Approve an amendment to the Company's Amended and Restated 2002 Long-Term Incentive and Share Award Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,500,000 shares;

  (3)
  Ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending July 31, 2010; and

  (4)
  Transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

        These items of business are more fully described in the proxy statement accompanying this Notice.

        Only holders of record of shares of our common stock at the close of business on October 7, 2009 are entitled to receive notice of, and to vote at, the annual meeting or at any postponement or adjournment thereof. A list of stockholders entitled to vote at the annual meeting will be available for the examination by any stockholder at the annual meeting and for ten days prior to the annual meeting at our principal executive offices located at 390 Interlocken Crescent, Broomfield, Colorado 80021.

        Pursuant to the rules of the Securities and Exchange Commission, or the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we will mail, on or before October 21, 2009, a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners as of the close of business on October 7, 2009. On the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders and beneficial owners will have the ability to access all of the proxy materials on a website referred to and at the URL address included in the Notice of Internet Availability of Proxy Materials.

        The Notice of Internet Availability of Proxy Materials will also identify the date, the time and location of the annual meeting; the matters to be acted upon at the meeting and the Board of Directors' recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request a paper or e-mail copy of the proxy statement, our annual report and a form of proxy relating to the annual meeting; information on how to access and vote the form of proxy; and information on how to obtain directions to attend the meeting and vote in person. These proxy materials will be available free of charge.

        Stockholders are cordially invited to attend the annual meeting. If you wish to vote shares held in your name at the annual meeting, please bring your Notice of Internet Availability of Proxy Materials or proxy card (if you previously requested one be mailed to you) and picture identification. If you hold shares through an intermediary, such as a broker, bank or other nominee, you must present proof of ownership at the meeting. Proof of ownership could include a proxy from your broker, bank or other nominee or a copy of your account statement. Attendance at our annual meeting will be limited to persons presenting a Notice of Internet Availability of Proxy Materials or proxy card (if you requested one) and picture identification.

        Your vote is extremely important. We appreciate your taking the time to vote promptly. After reading the proxy statement, please vote, at your earliest convenience by telephone or Internet, or request a proxy card to complete, sign and return by mail. If you decide to attend the annual meeting and would prefer to vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE BY: (i) TELEPHONE, (ii) INTERNET, (iii) REQUESTING A PAPER PROXY CARD, TO COMPLETE, SIGN AND RETURN BY MAIL, OR (iv) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. Please note that all votes cast via telephone or the Internet must be cast prior to 11:59 p.m., Eastern Standard Time on Thursday, December 3, 2009.

By Order of the Board of Directors,

Fiona E. Arnold Senior Vice President, General Counsel and Secretary

VAIL RESORTS, INC.

390 Interlocken Crescent	Broomfield, Colorado 80021

PROXY STATEMENT FOR THE 2009
ANNUAL MEETING OF STOCKHOLDERS

        We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of Vail Resorts, Inc. (the "Company") to be voted at our annual meeting, which will take place on Friday, December 4, 2009 at 8:00 a.m. Mountain Standard Time at the Company's headquarters, 390 Interlocken Crescent, 1st Floor, Broomfield, Colorado 80021, and at any adjournment or postponement thereof. As a stockholder, you are invited to attend the annual meeting and are requested to vote on the items of business described in this proxy statement.

        In accordance with rules and regulations of the SEC, instead of mailing a printed copy of our proxy materials to each stockholder of record or beneficial owner, we are now furnishing proxy materials, which include our proxy statement and annual report, to our stockholders over the Internet. Because you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials, unless you have previously made a permanent election to receive these materials in hard copy. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.

        It is anticipated that the Notice of Internet Availability of Proxy Materials will be available to stockholders on or before October 21, 2009.

Who is entitled to vote at or attend the annual meeting?

        Holders of record of our common stock as of the close of business on October 7, 2009, which we refer to as the record date, are entitled to vote. On the record date we had 36,230,546 shares of common stock outstanding. Each share is entitled to one vote on each item being voted on at the annual meeting. You are entitled to attend the annual meeting only if you were a Vail Resorts, Inc. stockholder or joint holder as of the record date or you hold a valid proxy for the annual meeting.

Stockholder of Record: Shares Registered in Your Name

        If, on October 7, 2009, your shares were registered directly in your name with the Company's transfer agent, Wells Fargo Bank Minnesota, N.A., then you are a stockholder of record and a Notice of Internet Availability was sent to you by the Company. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote by proxy in advance of the annual meeting over the telephone or on the Internet as instructed in the Notice of Internet Availability of Proxy Materials to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If, on October 7, 2009, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and a Notice of Internet Availability of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the annual meeting. If you want to attend the annual meeting, but not vote at the annual meeting, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to October 7, 2009, a copy of the voting instruction card provided by your broker or other agent, or other similar evidence of ownership. Whether or not you plan to attend the meeting, we urge you to vote by proxy in advance of the annual meeting over the telephone or on the Internet as instructed in the Notice of Internet Availability of Proxy Materials to ensure your vote is counted.

How do I vote my shares?

        By Telephone or the Internet—Stockholders can simplify their voting by voting their shares via telephone or the Internet as instructed in the Notice of Internet Availability of Proxy Materials. The telephone and Internet procedures are designed to authenticate a stockholder's identity, to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

        The telephone and Internet voting facilities will close at 11:59 p.m., Eastern Standard Time, on December 3, 2009.

        By Mail—Stockholders who request a paper proxy card by telephone or Internet may elect to vote by mail and should complete, sign and date their proxy cards and mail them in the pre-addressed envelopes that accompany the delivery of paper proxy cards. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted. Stockholders who hold shares beneficially in street name may vote by mail by requesting a paper proxy card according to the instructions contained in the Notice of Internet Availability of Proxy Materials received from your broker or other agent, and then completing, signing and dating the voting instruction card provided by the brokers or other agents and mailing it in the pre-addressed envelope provided.

        At the Meeting—Shares held in your name as the stockholder of record may be voted by you in person at the annual meeting. Shares held beneficially in street name may be voted by you in person at the annual meeting only if you obtain a legal proxy from the broker or other agent that holds your shares giving you the right to vote the shares and bring such proxy to the annual meeting.

Can I change my vote?

        You may change your vote at any time prior to the vote at the annual meeting by:

  •
  timely delivery of a later-dated proxy (including telephone or Internet vote);

  •
  written notice of revocation to our Secretary at 390 Interlocken Crescent, Broomfield, Colorado 80021; or

  •
  attending the annual meeting and voting in person.

        If you are a beneficial owner of shares, you may change your vote by submitting new voting instructions to your broker or other agent following the instructions they provided, or, if you have obtained a legal proxy from your broker or other agent giving you the right to vote your shares, by attending the meeting and voting in person.

How many shares must be present or represented to conduct business at the annual meeting?

        The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of the voting power of the issued and outstanding common stock must be present in person or represented by proxy. Both abstentions and broker non-votes described below are counted for the purpose of determining the presence of a quorum. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

What are the voting requirements?

        In the election of directors named in this proxy statement, you may vote "FOR" one or more of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. If you elect "WITHHELD," your vote will be counted as a vote cast with respect to such nominee and will have the effect of a negative vote. You may not cumulate your votes for the election of directors. Each director nominee requires a majority of the votes cast, which means that each director nominee must receive an affirmative "FOR" vote from a number of shares present in person or represented by proxy and entitled to vote that exceeds the number of votes "WITHHELD" from that director nominee.

        For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you elect to "ABSTAIN," which we refer to as an abstention, your vote will not be counted for voting purposes and therefore will have no effect on the outcome of any vote. However, abstentions are considered present for purposes of determining a quorum, even though they are not considered votes cast on that proposal since an abstention is not a vote cast. This treatment of abstentions is consistent with the express terms of our Amended and Restated Bylaws, which we refer to as our bylaws, regarding stockholder voting. If you provide specific instructions with regard to certain proposals, your shares will be voted as you instruct on such proposals.

        The proposal to approve the amendment of our Amended and Restated 2002 Long-Term Incentive and Share Award Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,500,000 shares requires the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy, entitled to vote, and actually voted on the proposal at the annual meeting. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm requires the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy, entitled to vote, and actually voted on the proposal at the annual meeting.

What are "broker non-votes"?

        If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given by the beneficial owner. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are considered present for purpose of determining a quorum but are not considered entitled to vote or votes cast on that proposal. Thus, a broker non-vote will make a quorum more readily attainable, but broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained.

        If your shares are held in street name and you do not instruct your broker on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. The election of directors (Proposal No. 1) and the proposal to ratify the appointment of our independent registered public accounting firm for the current fiscal year (Proposal No. 3) are considered routine matters. The proposal to approve the amendment of our Amended and Restated 2002 Long-Term Incentive and Share Award Plan (Proposal No. 2) is not considered a routine matter and, consequently, without your voting instructions, your brokerage firm cannot vote your shares on this proposal.

Who will serve as inspector of elections?

        The inspector of elections will be a representative from Broadridge Financial Solutions, Inc.

Who will bear the cost of soliciting votes for the annual meeting?

        We will bear the cost of soliciting proxies. In addition to the original solicitation of proxies, proxies may be solicited personally, by telephone or other means of communication, by our directors and employees. Directors and employees will not be paid any additional compensation for soliciting proxies.

        We may reimburse brokers holding common stock in their names or in the names of their nominees for their expenses in sending proxy material to the beneficial owners of such common stock.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

        If you receive more than one Notice of Internet Availability of Proxy Materials, you hold shares registered in more than one name or shares that are registered in different accounts. To ensure that all of your shares are voted, you will need to vote separately by telephone or the Internet using the specific control number contained in each Notice of Internet Availability of Proxy Materials that you receive.

What if I submit a proxy but do not make specific choices?

        If a proxy is voted by telephone or Internet, or is signed and returned by mail without choices specified, in the absence of contrary instructions, subject to Rule 14a-4(d)(1) under the Securities Exchange Act of 1934, as amended, or the Exchange Act, the shares of common stock represented by such proxy will be voted "FOR" Proposals 1, 2 and 3, and will be voted in the proxy holders' discretion as to other matters that may properly come before the annual meeting.

Annual Meeting Materials

        The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting, this proxy statement and the annual report of the Company for the fiscal year ended July 31, 2009, or fiscal 2009, have been made available to all stockholders entitled to Notice of Internet Availability of Proxy Materials and entitled to vote at the annual meeting. The annual report is not incorporated into this proxy statement and is not considered proxy-soliciting material.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in our quarterly report on Form 10-Q for the second fiscal quarter ending January 31, 2010, which will be filed with the SEC.

 PROPOSAL 1. ELECTION OF DIRECTORS

        Our Board of Directors, or Board, presently consists of eight members. William P. Stiritz is not standing for re-election at the annual meeting and as a result, the Board has nominated seven directors for re-election by our stockholders. Each director to be elected will hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified, or until the earlier of the director's death, resignation or removal. Each of the nominees listed below is currently a director of the Company who was previously elected by the stockholders. The proxies solicited by this proxy statement may not be voted for more than seven nominees.

        The persons named as proxies in the accompanying proxy, who have been designated by the Board, intend to vote, unless otherwise instructed in such proxy, "FOR" the election of Messrs. Hernandez, Hyde, Jones, Katz, Kincaid, Redmond and Sorte as directors. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee, if any, proposed by the Board. Each person nominated for election has agreed to serve if elected. Our Board has no reason to believe that any nominee will be unable to serve.

INFORMATION WITH RESPECT TO NOMINEES

        The following sets forth the name and age of each nominee, identifies whether the nominee is currently a member of the Board, lists all other positions and offices, if any, now held by him with the Company, and specifies his principal occupation during at least the last five years.

Nominees for Directors

        Roland A. Hernandez, 52, was appointed a director of the Company in December 2002 and was appointed Lead Director in March 2009. Mr. Hernandez is the founding principal and Chief Executive Officer of Hernandez Media Ventures, a privately held company engaged in the acquisition and management of media assets. Prior to forming that company, Mr. Hernandez was President, Chief Executive Officer and Chairman of the Board of Telemundo Group, Inc., a Spanish-language television and entertainment company, from 1998 to 2000. From 1995 to 1998, Mr. Hernandez was President and Chief Executive Officer of Telemundo Group, Inc. From 1986 to 1994, Mr. Hernandez was President of the corporate general partner of Interspan Communications. Mr. Hernandez is the presiding director of MGM Mirage and a director of Ryland Group, Inc., Lehman Brothers Holdings, Inc. and Sony Corporation.

        Thomas D. Hyde, 60, was appointed a director of the Company in June 2006. Mr. Hyde is Executive Vice President and Corporate Secretary of Wal-Mart Stores, Inc. ("Wal-Mart"). From June 2003 to June 2005, Mr. Hyde served as Executive Vice President, Legal and Corporate Affairs and Corporate Secretary of Wal-Mart and from July 2001 to June 2003, he served as Executive Vice President, Senior General Counsel of Wal-Mart. Prior to July 2001, he served as Senior Vice President and General Counsel of Raytheon Company since 1992.

        Jeffrey W. Jones, 47, was appointed a director of the Company in June 2008. He was appointed Senior Executive Vice President and Chief Financial Officer in February 2006. Mr. Jones joined the Company in September 2003 and was appointed Senior Vice President and Chief Financial Officer of the Company in November 2003. From 1999 to 2003, Mr. Jones served as Executive Vice President and Chief Financial Officer of Clark Retail Enterprises, Inc. in Chicago, Illinois. From June 1998 to June 1999, Mr. Jones was Chief Financial Officer and Treasurer of Lids Corporation in Boston, Massachusetts. Mr. Jones is a member of the American Institute of Certified Public Accountants and a director and Chairman of the audit committee of iPCS, Inc.

        Robert A. Katz, 42, was appointed a director of the Company in June 1996 and served as Lead Director from June 2003 until his appointment as Chief Executive Officer of the Company in February 2006. Mr. Katz was appointed Chairman of the Board in March 2009. Prior to his appointment as the Company's Chief Executive Officer in February 2006, Mr. Katz was associated with Apollo Management L.P. since 1990.

        Richard D. Kincaid, 47, was appointed a director of the Company in June 2006. Mr. Kincaid is the founder and President of the BeCause Foundation, a nonprofit corporation. Until March 2007, Mr. Kincaid was President, Chief Executive Officer and a trustee of Chicago-based Equity Office Properties Trust ("Equity Office"). Mr. Kincaid was President of Equity Office since 2002 and was named Chief Executive Officer in April 2003. From 1997 to 2002, Mr. Kincaid was Executive Vice President of Equity Office and was Chief Operating Officer from September 2001 until November 2002. He served as Chief Financial Officer of Equity Office from March 1997 until August 2002. Mr. Kincaid also is a director of Rayonier Inc. and of Strategic Hotels & Resorts, Inc.

        John T. Redmond, 51, was appointed a director of the Company in March 2008. Mr. Redmond served as President and Chief Executive Officer of MGM Grand Resorts, LLC from March 2001 until August 2007. Prior to that, he served as co-Chief Executive Officer of MGM Mirage from December 1999 to March 2001. He was President and Chief Operating Officer of Primm Valley Resorts from March 1999 to December 1999 and Senior Vice President of MGM Grand Development, Inc. from August 1996 to February 1999. Prior to 1996, Mr. Redmond was Senior Vice President and Chief Financial Officer of Caesars Palace and Sheraton Desert Inn, having served in various other senior operational and development positions with Caesars World, Inc. Mr. Redmond is also a director of Allegiant Travel Co.

        John F. Sorte, 62, was appointed a director of the Company in January 1993. Mr. Sorte has been President and Chief Executive Officer of Morgan Joseph & Co. Inc., an investment banking firm, since June 2001. Mr. Sorte is also a director of Morgan Joseph & Co. Inc. From March 1994 to June 2001, he served as President of New Street Advisors L.P. and from 1992 until 1994 as Chief Executive Officer of New Street Capital Corporation. Prior to that position, Mr. Sorte joined Drexel Burnham Lambert Inc. as Managing Director in 1980 and served as Chief Executive Officer from 1990 through 1992.

Vote Required for Approval

        To be elected, each director nominee requires a majority of the votes cast, which means that each director nominee must receive an affirmative "FOR" vote from a number of shares present in person or represented by proxy and entitled to vote that exceeds the number of votes "WITHHELD" from that director nominee.

        Our bylaws require that each director receive a majority of the votes cast with respect to such director (the number of shares voted "FOR" a director nominee must exceed the number of votes "WITHHELD" from that nominee). All of the nominees named in the proxy currently serve as a director. If stockholders do not elect a nominee who is serving as a director, Delaware law provides that the director would continue to serve on the Board as a "holdover director," rather than causing a vacancy, until a successor is duly elected or until the director resigns. Under our Corporate Governance Guidelines and as permitted by our bylaws, each director annually submits an advance, contingent resignation that the Board may accept if stockholders do not elect the director. In that situation, our Nominating & Governance Committee would make a recommendation to the Board about whether to accept or reject the resignation, or whether to take other action.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THESE NOMINEES.

MANAGEMENT

        The following table sets forth the executive officers of the Company (or its operating subsidiaries) as of October 5, 2009.

Name	Position
Robert A. Katz	Chief Executive Officer
Jeffrey W. Jones	Senior Executive Vice President and Chief Financial Officer
Fiona E. Arnold	Senior Vice President, General Counsel and Secretary
Blaise T. Carrig	Co-President, Mountain Division and COO, Heavenly Mountain Resort
Keith A. Fernandez	President, Vail Resorts Development Company
John McD. Garnsey	Co-President, Mountain Division and COO, Beaver Creek Mountain Resort
Mark L. Schoppet	Vice President, Controller and Chief Accounting Officer
Paul Toner	Senior Vice President and Chief Operating Officer, RockResorts and Vail Resorts Hospitality

        For biographical information about Mr. Katz and Mr. Jones see "Information With Respect to Nominees."

        Fiona E. Arnold, 42, was appointed Senior Vice President and General Counsel in June 2007; in addition, she was appointed Secretary of the Company in September 2007. Ms. Arnold joined the Company as Deputy General Counsel in September 2006. From 2003 to 2006, Ms. Arnold served as Associate General Counsel for Western Gas Resources, Inc. in Denver, Colorado and from 2001 to 2003 she served as Vice President of Legal and Business Affairs and Assistant General Counsel for Crown Media Holdings, Inc., also in Denver. From 1998 to 2001, Ms. Arnold was an associate at the law firm Jones Day in Dallas, Texas, where she practiced securities and transactional law. Ms. Arnold began her legal career in Australia in 1993.

        Blaise T. Carrig, 58, was promoted to Co-President, Mountain Division and COO, Heavenly Mountain Resort in September 2008. He was previously appointed Executive Vice President, Mountain Division and COO—Heavenly Mountain Resort in January 2008. Mr. Carrig joined the Company as Senior Vice President and Chief Operating Officer for Heavenly Mountain Resort in September 2002. Mr. Carrig was President and Managing Director of The Canyons in Park City, Utah from July 1997 through August 2002 and, from 1976 to 1997, was employed at Sugarbush Resort in Warren, Vermont. At Sugarbush, he held various management positions in Mountain Operations, ultimately serving as the Managing Director of the resort.

        Keith A. Fernandez, 57, was appointed President, Vail Resorts Development Company in May 2006. From 1997 until May 2006, Mr. Fernandez was President and Chief Operating Officer of Intracorp San Diego/Hawaii, part of a family of independent, privately held real estate development companies. Prior to joining Intracorp, Fernandez was affiliated with Molokai Ranch, Ltd. for four years, a major land owner/developer in Hawaii, and from 1985 to 1994, he had operated his own California-based development company, Wailoa Development.

        John McD. Garnsey, 59, was promoted to Co-President, Mountain Division and COO, Beaver Creek Mountain Resort in September 2008. He was previously appointed Executive Vice President, Mountain Division and COO—Beaver Creek Resort in January 2008. Mr. Garnsey joined the Company as Senior Vice President and Chief Operating Officer for Beaver Creek in May 1999. Mr. Garnsey served as President of the Vail Valley Foundation from 1991 through April 1999 and as Vice President from 1983 to 1991.

        Mark L. Schoppet, 50, was appointed Vice President, Controller and Chief Accounting Officer in October 2008. Mr. Schoppet joined the Company as Vice President and Controller in November 2005. Before joining the Company, Mr. Schoppet was an independent consultant to the Company since 2004. Mr. Schoppet was Managing Partner of the Little Rock, Arkansas office of Arthur Andersen LLP from 1994 to 2002 and was an independent consultant to Arthur Andersen LLP from 2002 to 2004. Mr. Schoppet joined Arthur Andersen LLP in 1981 and has more than 20 years of public accounting experience.

        Paul Toner, 46, was appointed Senior Vice President and Chief Operating Officer, RockResorts and Vail Resorts Hospitality in September 2009. Mr. Toner joined the Company as Vice President of Sales and Marketing for RockResorts and Vail Resort Hospitality in April 2008. Mr. Toner was Vice President of sales and marketing for the Marriott Hong Kong Regional Office from 2005 to 2008. From 2002 to 2005 he was area director of marketing for the Marriott's Pacific Islands Regional Office in Honolulu, Hawaii. Mr. Toner held various sales and marketing positions within Marriott International from 1985 to 2002.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

        Set forth in the following table is the beneficial ownership of common stock at the close of business on October 5, 2009 for all directors, nominees, the named executive officers listed on the Summary Compensation Table, and, as a group, such persons and all other executive officers as of such date.

Name	Number of Shares of Common Stock Beneficially Owned		Percent of Class
Roland A. Hernandez	36,338	(1)	*
Thomas D. Hyde	7,588		*
Richard D. Kincaid	12,588		*
John T. Redmond.	2,968		*
John F. Sorte	43,838	(2)	*
William P. Stiritz	33,838	(2)(3)	*
Robert A. Katz	503,182	(4)	1.37%
Jeffrey W. Jones	265,708	(5)	*
Blaise T. Carrig	55,979	(6)	*
Keith A. Fernandez	57,909	(7)	*
John McD. Garnsey	65,912	(8)	*
Directors, nominees and executive officers as a group (14 Persons)	1,137,958	(9)	3.06%

*
Applicable percentages are based on 36,221,013 shares outstanding on October 5, 2009, adjusted as required by rules promulgated by the SEC. Unless indicated by footnote, the address for each listed director and executive officer is 390 Interlocken Crescent, Broomfield, CO 80021. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, the person named in the table report having sole voting and investment power with respect to all shares of common stock known as beneficially owned by them.

  The number of shares of common stock outstanding used in calculating the percentage for each listed person includes the restricted stock units, or RSUs, and common stock underlying stock appreciation rights, or SARs, and options held by that person that are currently exercisable or are exercisable within 60 days of October 5, 2009, but excludes RSUs and our common stock underlying SARs or options held by any other person.

(1)
Includes options to purchase 25,000 shares of common stock which are currently exercisable.

(2)
Includes options to purchase 22,500 shares of common stock which are currently exercisable.

(3)
Mr. Stiritz disclaims beneficial ownership of all shares of common stock of the Company held by Ralcorp.

(4)
Includes options to purchase 25,000 shares of common stock which are currently exercisable. Also includes 386,242 SARs which would be exercisable for 35,990 shares of common stock (assuming a fair market value of $36.01, the closing price of our common stock on October 9, 2009).

(5)
Includes options to purchase 180,000 shares of common stock which are currently exercisable. Includes 44,979 SARs which would be exercisable for no shares of common stock (assuming a fair market value of $36.01, the closing price of our common stock on October 9, 2009).

(6)
Includes options to purchase 25,166 shares of common stock which are currently exercisable. Includes 27,078 SARs which would be exercisable for no shares of common stock (assuming a fair market value of $36.01, the closing price of our common stock on October 9, 2009).

(7)
Includes 47,270 SARs which would be exercisable for no shares of common stock (assuming a fair market value of $36.01, the closing price of our common stock on October 9, 2009).

(8)
Includes options to purchase 35,500 shares of common stock which are currently exercisable. Includes 27,078 SARs which would be exercisable for no shares of common stock (assuming a fair market value of $36.01, the closing price of our common stock on October 9, 2009).

(9)
Includes options to purchase 355,666 shares of common stock and 557,199 SARs which would be exercisable for 35,990 shares of common stock (assuming a fair market value of $36.01, the closing price of our common stock on October 9, 2009).

INFORMATION AS TO CERTAIN STOCKHOLDERS

        Set forth below is certain information with respect to the only persons known to the Company to be the beneficial owners of more than five percent of the Company's voting securities at the close of business on October 5, 2009, based on filings required by the SEC.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Shares		Percent of Total
Baron Capital Group, Inc.	5,954,001	(1)	16.44%
Marsico Capital Management, LLC	5,228,006	(2)	14.43%
Janus Capital Management LLC	4,375,224	(3)	12.08%
Columbia Wanger Asset Management, L.P.	2,942,000	(4)	8.12%
Advisory Research, Inc.	2,358,042	(5)	6.51%
Keeley Asset Management Corp.	1,916,050	(6)	5.29%

  Applicable percentages are based on 36,221,013 shares outstanding on October 5, 2009.

(1)
As reported by Baron Capital Group, Inc. ("BCG"), Ronald Baron, BAMCO, Inc. ("BAMCO"), Baron Capital Management, Inc. ("BCM"), Baron Asset Fund ("BAF") and Baron Growth Fund ("BGF") on a joint Schedule 13G/A filed with the SEC on February 12, 2009. BAMCO and BCM are subsidiaries of BCG. BAF and BGF are advisory clients of BAMCO. Ronald Baron owns a controlling interest in BCG and is Chairman and Chief Executive Officer of BCG, BAMCO and BCM and Chief Executive Officer of BAF and BGF. The address for BCG is 767 Fifth Avenue, 24th Floor, New York, NY 10153. BCG and Ronald Baron disclaim beneficial ownership of shares held by their controlled entities (or the investment advisory clients thereof) to the extent such shares are held by persons other than BCG and Ronald Baron. BAMCO and BCM disclaim beneficial ownership of shares held by their investment advisory clients to the extent such shares are held by persons other than BAMCO, BCM and their affiliates.

(2)
As reported by Marsico Capital Management, LLC on Schedule 13G filed with the SEC on February 13, 2009. The address for Marsico Capital Management, LLC is 1200 17th Street, Suite 1600, Denver, CO 80202.

(3)
As reported by Janus Capital Management LLC and Janus Contrarian Fund on a joint Schedule 13G/A filed with the SEC on February 17, 2009. The address for Janus Capital Management, LLC is 151 Detroit Street, Denver, CO 80206.

(4)
As reported by Columbia Wanger Asset Management, L.P. on Schedule 13G/A filed with the SEC on February 9, 2009. The address for Columbia Wanger Asset Management, L.P. is 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

(5)
As reported by Advisory Research, Inc. on Schedule 13G/A filed with the SEC on February 13, 2009. The address for Advisory Research, Inc. is 180 N. Stetson Street, Suite 5500, Chicago, IL 60601.

(6)
As reported by Keeley Asset Management Corp. on Schedule 13G/A filed with the SEC on February 13, 2009. The address for Keeley Asset Management Corp. is 401 South LaSalle Street, Chicago, Illinois 60605.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

        The Company's Board acts as the ultimate decision-making body of the Company and advises and oversees our management, who are responsible for the day-to-day operations and administration of the Company. The Board has adopted Corporate Governance Guidelines which, along with the charters of each of the committees of the Board and the Company's Code of Ethics and Business Conduct, provide the framework for the governance of the Company. A complete copy of the Company's Corporate Governance Guidelines, the charters of the Board committees and the Code of Ethics and Business Conduct for employees and directors may be found on the Company's website at www.vailresorts.com. Copies of these materials are available in print, without charge upon written request to: Secretary, Vail Resorts, Inc. at 390 Interlocken Crescent, Broomfield, CO 80021.

Lead Independent Director

        When the Chairman of the Board and the Chief Executive Officer of the Company is the same person, the Board elects a non-management director to serve in a lead capacity. In March 2009, the Board appointed Mr. Katz as Chairman of the Board and designated Mr. Hernandez as our Lead Independent Director, or Lead Director. The Board has adopted a Charter of the Lead Independent Director, which is available on the Company's website at www.vailresorts.com. The duties of the Lead Director include:

  •
  preside over meetings of the independent directors;

  •
  serve as principal liaison on Board-wide issues between the independent directors and the Chairman;

  •
  review information sent to the Board and communicate with management if there needs to be additional materials or analyses provided to directors;

  •
  approve meeting agendas and meeting schedules for the Board, to assure that there is sufficient time for discussion of all agenda items;

  •
  serve as the point of contact for communications from stockholders or other interested parties directed to the lead director or the non-management directors or Board as a group; and

  •
  serve on the Executive Committee of the Board.

Meetings of the Board

        The Board held a total of seven meetings during fiscal 2009. During fiscal 2009, all of the directors of the Company except Mr. Kincaid attended 75% or more of the meetings of the Board held during the period for which they were directors. Mr. Kincaid was unable to attend two teleconference meetings of the Board, but attended all regular meetings. During fiscal 2009, all of the directors of the Company attended at least 75% of the total meetings of the committees on which they served, held during the period for which they were committee members. The Chief Executive Officer typically develops the agenda for Board meetings and reviews the agenda with the Lead Director. In accordance with our Corporate Governance Guidelines, directors are invited and encouraged to attend our annual meetings of stockholders. All of the then-serving directors attended our 2008 annual meeting of stockholders.

Executive Sessions

        The non-management directors' practice is to meet in executive session following the conclusion of each Board meeting to discuss such matters as they deem appropriate and, at least once a year, to review the Compensation Committee's annual review of the Chief Executive Officer. These executive sessions are chaired by the Lead Director or other non-management director, as appointed by the Board. Interested parties, including our stockholders, may communicate with the Lead Director and the non-management directors by following the procedures under the heading "Communications with the Board of Directors" below.

Director Nominations

        The Nominating & Governance Committee considers and recommends candidates for election to the Board. The committee also considers candidates for election to the Board, if any, that are submitted by stockholders. Each member of the committee participates in the review and discussion of director candidates. In addition, members of the Board who are not on the committee may meet with and evaluate the suitability of candidates. In making its selections of candidates to recommend for election, the committee seeks persons who have achieved prominence in their field and who possess significant experience in areas of importance to the Company. The minimum qualifications that the Nominating & Governance Committee believes must be met for a candidate to be nominated include integrity, independence, forthrightness, analytical skills and the willingness to devote appropriate time and attention to the Company's affairs. Successful candidates may also demonstrate significant experience in industries related to our business and in other areas of importance to the Company, such as general management, finance, marketing, technology, law or public sector activities.

        Stockholders who wish to submit nominees for election at an annual or special meeting of stockholders should follow the procedure described in our bylaws. Recommendations must include a written statement from the candidate expressing a willingness to serve. The Nominating & Governance Committee applies the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of the Board. The Nominating & Governance Committee nominated the seven nominees for election at this year's annual meeting.

Determinations Regarding Independence

        Under the Company's Corporate Governance Guidelines, a majority of the Board must be comprised of directors who are independent under the Corporate Governance Standards of the New York Stock Exchange, or the NYSE. The Board has adopted categorical standards of director independence, attached as Appendix "A" to this proxy statement, to assist it in making determinations of independence of Board members.

        The Board has determined that each of the nominees, other than Mr. Katz and Mr. Jones, is "independent" under the categorical standards of director independence adopted by the Board and the applicable rules of the NYSE.

Communications with the Board of Directors

        The Company's Board has adopted a formal process by which interested parties, including our stockholders, may communicate with the Board or the non-management directors. This information is available on the Company's website at www.vailresorts.com, on the Corporate Governance home page within the Investor Relations section.

Code of Ethics and Business Conduct

        The Company has adopted a Code of Ethics and Business Conduct that applies to all directors and employees, including its principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. The Code of Ethics and Business Conduct is available on the Company's website at www.vailresorts.com, or in print, without charge, to any stockholder who sends a request to: Secretary, Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, CO 80021. The Company will also post on its website any amendment to the Code of Ethics and Business Conduct and any waiver granted to any of its directors or executive officers.

Committees of the Board

        The Board has an Executive Committee, an Audit Committee, a Compensation Committee and a Nominating & Governance Committee. The charters for all of these committees, which have been approved by the Board, are available on the Company's website at www.vailresorts.com, or in print, without charge, to any stockholder who sends a request to: Secretary, Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, CO 80021. Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.

The Executive Committee

        The Executive Committee has all powers and rights necessary to exercise the full authority of the Board during the intervals between meetings of the Board in the management of the business and affairs of the Company, subject to certain limitations set forth in the charter of the Executive Committee. During fiscal 2009, the members of the Executive Committee were Messrs. Katz, Sorte and Micheletto, until Mr. Micheletto's retirement in January 2009. In March 2009, Mr. Hernandez was appointed to the Executive Committee. During fiscal 2009, the Executive Committee did not formally meet, but acted by written consent twice.

The Audit Committee

        The Audit Committee is primarily concerned with the effectiveness of the Company's independent registered public accounting firm, accounting policies and practices, financial reporting and internal controls. The Audit Committee acts pursuant to its charter, and is authorized and directed, among other things, to: (1) appoint, retain, compensate, evaluate and terminate, as appropriate, the Company's independent registered public accounting firm; (2) approve all audit engagement fees and terms, as well as all permissible non-audit service engagements with the independent registered public accounting firm; (3) discuss with management and the independent registered public accounting firm the Company's annual audited financial statements and quarterly financial statements, including reviewing the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"; (4) review reports by the independent registered public accounting firm describing its internal quality control procedures and all relationships between the Company and the independent registered public accounting firm; (5) establish procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; (6) monitor the rotation of partners of the independent auditors on the Company's audit engagement team as required by law; (7) review and approve or reject transactions between the Company and any related persons in accordance with the Company's Related Party Transactions Policy; (8) confer with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; (9) oversee management's efforts to monitor compliance with the Company's programs and policies designed to ensure adherence to applicable laws and regulations and the Company's Code of Ethics and Business Conduct; and (10) annually prepare a report as required by the SEC to be included in the Company's annual proxy statement.

        The members of the Audit Committee for fiscal 2009 were Mr. Hyde, Chairman, and Messrs. Hernandez, Redmond and Micheletto, until Mr. Micheletto's retirement in January 2009. The Board has determined that Messrs. Hyde and Hernandez are each an "audit committee financial expert" as defined in the rules and regulations adopted pursuant to the Exchange Act. The Board has determined that all current members of the Audit Committee are "independent" as defined by the Corporate Governance Standards of the NYSE and the rules of the SEC applicable to audit committee members. The Audit Committee held four meetings during fiscal 2009.

AUDIT COMMITTEE REPORT*

        Management is responsible for the Company's accounting practices, internal control over financial reporting, the financial reporting process and preparation of the consolidated financial statements. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the committee has met and held discussions with management and the Company's independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements for the fiscal year ended July 31, 2009 were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the consolidated financial statements with management and the Company's independent registered public accounting firm, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and management's assessment of the effectiveness of the Company's internal control over financial reporting. The Audit Committee further discussed with the Company's independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1 AU Section 380), as amended, as adopted by the PCAOB in Rule 3200T, as well as the Company's independent registered public accounting firm's opinion on the effectiveness of the Company's internal control over financial reporting.

        The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountants' communications with the audit committee concerning independence, and the Audit Committee discussed with the Company's independent registered public accounting firm, and were satisfied with, that firm's independence from the Company and its management. The Audit Committee has also considered whether the Company's independent registered public accounting firm's provision of non-audit services to the Company is compatible with the auditors' independence.

        The Audit Committee discussed with the Company's internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the Company's independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal control over financial reporting and the overall quality of the Company's financial reporting. Additionally, the Audit Committee meets with the internal auditor, with and without management present, to discuss the results of their examination and evaluation of the Company's internal control over financial reporting. The Audit Committee has also reviewed and discussed Company policies with respect to risk assessment and risk management.

        Based upon the Audit Committee's discussion with management and the Company's independent registered public accounting firm, the Audit Committee recommended to the Board that the Company's audited financial statements as of and for the fiscal year ended July 31, 2009 be included in the Company's annual report on Form 10-K for the year ended July 31, 2009 for filing with the SEC on September 24, 2009.

Audit Committee Thomas D. Hyde, Chairman Roland A. Hernandez John T. Redmond

*
In accordance with the rules and regulations of the SEC, the material in the above report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C, under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation of this proxy statement into any other document filed with the SEC.

The Compensation Committee

        The Compensation Committee acts pursuant to its charter and is authorized and directed, among other things, to: (1) review and approve corporate goals and objectives relevant to the Chief Executive Officer's compensation, evaluate the Chief Executive Officer's performance in light of those goals and objectives (including the Chief Executive Officer's performance in fostering a culture of ethics and integrity), and, either as a committee or together with the other independent directors (as directed by the Board), determine and approve the Chief Executive Officer's compensation level based on this evaluation; (2) review the performance of and make recommendations to the Board regarding the individual elements of total compensation for the executive officers of the Company other than the Chief Executive Officer, including any amendments to such executive's employment agreement, any proposed severance arrangements or change in control and similar agreements/provisions, and any amendments, supplements or waivers to the foregoing agreements; (3) review and approve the Company's incentive compensation and equity-based plans and approve changes to such plans, in each case subject, where appropriate, to stockholder or Board approval, and review and approve issuances of equity securities to employees of the Company; (4) approve annual retainer and meeting fees for non-employee members of the Board and committees of the Board, fix the terms and awards of stock compensation for such members of the Board and determine the terms, if any, upon which such fees may be deferred; and (5) produce a compensation committee report on executive officer compensation as required by the SEC, after the committee reviews and discusses with management the Company's Compensation Discussion and Analysis, or CD&A, and consider whether to recommend that it be included in the Company's proxy statement or annual report on Form 10-K filed with the SEC.

        The members of the Compensation Committee for fiscal 2009 were Mr. Sorte, Chairman, and Messrs. Kincaid and Micheletto, until Mr. Micheletto's retirement in January 2009. In June 2009, Mr. Redmond was appointed to the Compensation Committee. The Board has determined that all current members of the Compensation Committee are "independent" as defined by the Corporate Governance Standards of the NYSE. Also, the Compensation Committee consists of "non-employee directors," within the meaning of Rule 16b-3 promulgated under the Exchange Act and "outside directors," within the meaning of regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code, and grants awards to the Company's named executive officers, as defined herein, and to officers who are subject to Section 16 of the Exchange Act under the Company's equity compensation plans.

  Compensation Committee Processes and Procedures

        Typically, the Compensation Committee meets at least two times annually and with greater frequency as necessary and met four times in fiscal 2009. The agenda for each meeting is usually developed by the Chairman of the Compensation Committee, in consultation with the Chief Executive Officer. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in or be present during any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant's fees and other retention terms.

        Our Compensation Committee expects that it will seek advice from outside compensation consultants as it deems necessary on a periodic basis, but not necessarily annually, in order to determine that the Company's compensation programs remain appropriate and consistent with industry practices. As part of the Compensation Committee's annual review of compensation for the fiscal year ended July 31, 2008, or fiscal 2008, the Compensation Committee engaged Hewitt Associates as compensation consultant to develop a comparative group of companies and prepare a competitive benchmarking analysis for various compensation components provided at executive levels. However, the Compensation Committee did not commission a new benchmark study for fiscal 2009, as discussed in more detail in the CD&A section of this proxy statement. During fiscal 2008, Hewitt Associates reviewed new executive employment agreements proposed for the purpose of updating all agreements to comply with Section 409A of the Internal Revenue Code and to reflect certain best practices in the agreements. Hewitt Associates discussed these agreements and related matters with the Compensation Committee. In early fiscal 2009, these agreements were approved by the Compensation Committee and entered into with each of our named executive officers to supersede and replace such officers' existing agreements, all as described in more detail below under the heading "Employment Agreements" in the Executive Compensation section of this proxy statement.

        Under its amended and restated charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate, and the Chief Executive Officer has been granted authority to grant equity awards for hiring incentive grants or to promoted non-officer employees. The purpose of this delegation of authority is to enhance the flexibility of equity administration within the Company and to facilitate the timely grant of equity awards to new or recently promoted non-officer employees within specified limits approved by the Compensation Committee. The Chief Executive Officer's authority to make new hire incentive grants is limited by certain restrictions as established by resolution of the Compensation Committee.

        Historically, the Compensation Committee has made adjustments to annual compensation, determined bonus and equity awards, and established new performance objectives at one or more meetings held during the first quarter of the fiscal year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company's compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee's process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the fiscal year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. The Board, however, makes all final determinations regarding these awards, based on the recommendations of the Compensation Committee, and none of our executive officers, including the Chief Executive Officer, are involved in the determination of their own compensation. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels, and recommendations of the Compensation Committee's compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.

        The specific determinations of the Compensation Committee with respect to executive compensation for fiscal 2009 are described in greater detail in the CD&A section of this proxy statement, as well as the narrative disclosure that accompanies the Summary Compensation Table and related tables in the Executive Compensation section of this proxy statement.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2009, no Compensation Committee interlocks existed between the Company and any other entity, meaning none of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or compensation committee. No member of our Compensation Committee has ever been an executive officer or employee of ours.

 COMPENSATION COMMITTEE REPORT*

        The Compensation Committee has reviewed and discussed with management the CD&A contained in this proxy statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this proxy statement and incorporated into our annual report on Form 10-K for the fiscal year ended July 31, 2009 and the Board of Directors approved that recommendation.

Compensation Committee John F. Sorte, Chairman Richard D. Kincaid John T. Redmond

*
In accordance with the rules and regulations of the SEC, the material in the above report shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C, under the Exchange Act, or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, notwithstanding any general incorporation of this proxy statement into any other document filed with the SEC.

The Nominating & Governance Committee

        The Nominating & Governance Committee acts pursuant to its charter and is authorized and directed to: (1) review the overall composition of the Board; (2) actively seek individuals qualified to become Board members for recommendation to the Board; (3) identify and recommend to the Board director nominees for the next annual meeting of stockholders and members of the Board to serve on the various committees of the Board; (4) be responsible for oversight of the evaluation of the performance of the Board and management; and (5) review and reassess the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval. The Nominating & Governance Committee has the ability to review and present to the Board individual director candidates recommended by stockholders for election and stockholder proposals. The Nominating & Governance Committee also has the authority to retain and terminate any search firm to be used to identify candidates and to approve the search firm's fees and other retention terms.

        The members of the Nominating & Governance Committee for fiscal 2009 were Mr. Stiritz, Chairman, and Messrs. Hyde and Hernandez. The Board has determined that all current members of the Nominating & Governance Committee are "independent" as defined by the Corporate Governance Standards of the NYSE. The Nominating & Governance Committee met twice during fiscal 2009.

Compensation of Directors

        The following table shows for fiscal 2009 certain information with respect to the compensation of all non-employee directors of the Company:

Director Compensation for Fiscal 2009

Name(1) (a)	Fees Earned or Paid in Cash ($)(2) (b)	Stock Awards ($)(3) (c)	Option Awards ($)(4) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($)(5) (g)	Total ($) (h)
Roland A. Hernandez(6)	88,000	125,229	686	—	—	1,920	215,835
Thomas D. Hyde(7)	90,667	125,229	686	—	—	16,618	233,200
Richard D. Kincaid(8)	57,667	125,229	686	—	—	15,647	199,229
Joe R. Micheletto(9)	117,000	142,788	—	—	—	—	259,788
John T. Redmond(10)	73,667	101,428	686	—	—	—	175,781
John F. Sorte(11)	67,167	125,229	686	—	—	—	193,082
William P. Stiritz(12)	60,167	125,229	686	—	—	—	186,082

(1)
Robert A. Katz and Jeffrey W. Jones are also each named executive officers and their compensation as Chief Executive Officer and Senior Executive Vice President and Chief Financial Officer, respectively is included in the Summary Compensation Table in the "Executive Compensation" section of this proxy statement. Neither of Messrs. Katz or Jones receives any additional compensation for their service on the Board.

(2)
Company directors receive retainers and meeting fees which are paid in quarterly installments. In fiscal 2009, Company directors received an annual cash retainer of $35,000, meeting fees of $5,000 for each meeting attended in person and $1,000 for meetings attended telephonically. Effective as of the calendar quarter commencing April 1, 2009, the annual cash retainer was reduced by 20% to $28,000, in connection with the Company-wide wage reduction plan discussed in the CD&A section of this proxy statement below. Mr. Micheletto received an additional $50,000 for the year for service as Chairman of the Board and $15,000 for service on the Audit Committee, which we continued to pay, along with the $35,000 annual Board member retainer, after Mr. Micheletto's retirement on January 30, 2009 through the end of fiscal 2009 in consideration of Mr. Micheletto's agreement to remain available to consult with the Board through July 31, 2009. Mr. Hyde received an additional $25,000 for service as Chairman of the Audit Committee. Messrs. Hernandez and Redmond each received an additional $15,000 for service on the Audit Committee. Mr. Hernandez was appointed Lead Director of the Board on March 10, 2009 and began receiving installments of the $25,000 annual retainer for the Lead Director effective as of the calendar quarter commencing April 1, 2009. Messrs. Sorte and Stiritz, as Chairmen of our Compensation Committee and Nominating & Governance Committees, respectively, each received $7,500 for such committee service. Members of the Compensation Committee received $1,000 for each Compensation Committee meeting attended, members of the Nominating & Governance Committee received

  $1,000 for each Nominating & Governance Committee meeting attended and members of the Audit Committee received $2,000 for each Audit Committee Meeting attended, as follows:

		Board of Directors		Committees						Total
				Audit		Compensation		Nominating & Governance
Name	Year	Board Service ($)	Meeting Attendance ($)	Committee Service ($)	Meeting Attendance ($)	Committee Service ($)	Meeting Attendance ($)	Committee Service ($)	Meeting Attendance ($)	($)
Roland A. Hernandez	2009	41,000	22,000	15,000	8,000	—	—	—	2,000	88,000
Thomas D. Hyde	2009	32,667	23,000	25,000	8,000	—	—	—	2,000	90,667
Richard D. Kincaid	2009	32,667	21,000	—	—	—	4,000	—	—	57,667
Joe R. Micheletto	2009	85,000	11,000	15,000	4,000	—	2,000	—	—	117,000
John T. Redmond(a)	2009	32,667	18,000	15,000	8,000	—	—	—	—	73,667
John F. Sorte	2009	32,667	23,000	—	—	7,500	4,000	—	—	67,167
William P. Stiritz	2009	32,667	18,000	—	—	—	—	7,500	2,000	60,167

  (a)
  Mr. Redmond was appointed to the Compensation Committee on June 2, 2009.

(3)
The amounts in this column represent the portion of the fair value of RSUs recognized as expense during fiscal 2009 (before estimated forfeitures related to service-based vesting conditions) for financial statement reporting purposes in accordance with FAS 123R, "Share Based Payment." Under FAS 123R, the fair value of RSUs granted to directors is recognized ratably over the vesting period, which is one year from the date of grant. On September 23, 2008, directors who were not employees of the Company received a grant of 2,968 RSUs for service in fiscal 2009, with a grant date fair value of $99,830, as calculated in accordance with FAS 123R (net of estimated forfeitures related to service-based vesting conditions). In connection with Mr. Micheletto's retirement from the Board on January 30, 2009, we agreed to accelerate the vesting of his 2,968 RSUs granted on September 23, 2008.

(4)
The amounts in this column represent the portion of the fair value of SARs recognized as expense during fiscal 2009 (before estimated forfeitures related to service-based vesting conditions) for financial statement reporting purposes in accordance with FAS 123R. Under FAS 123R, the fair value of SARs granted to directors is recognized ratably over the vesting period. Assumptions used in the calculation of these amounts are included in note 18 to our audited financial statements for fiscal 2009, which are included in our annual report on Form 10-K for fiscal 2009 filed with the SEC on September 24, 2009. On March 10, 2009, directors who were not employees of the Company received a grant of 296 SARs in connection with the annual cash retainer reduction, with a grant date fair value of $1,468, as calculated in accordance with FAS 123R (net of estimated forfeitures related to service-based vesting conditions).

(5)
Directors receive benefits consisting of lodging, ski school privileges and discretionary spending on services at our properties for personal use, in accordance with the terms of the Company's Executive Perquisite Fund Program discussed in the CD&A section of this proxy statement below. Each director is entitled to an annual $30,000 allowance to be used at the Company's resorts in accordance with such program, under which directors may draw against the account to pay for services at the market rate for the applicable resort or services. Unused funds in each director's account at the end of each fiscal year are forfeited. In accordance with SEC rules, the value of these benefits is measured on the basis of the estimated aggregate direct incremental cost to the Company for providing these benefits, and perquisites and personal benefits are not reported for any director for whom such amounts were less than $10,000 in the aggregate for the fiscal year. Perquisites do not include benefits generally available on a non-discriminatory basis to all of our employees, such as skiing privileges. Mr. Micheletto will continue to be entitled to an annual $25,000 allowance for five fiscal years following his retirement, to be used in accordance with the Perquisite Fund Program. In addition, each year we allow each director to designate one charity as the recipient of a vacation package with a retail value of no more than $4,000 and to include only the same array of services that are eligible under the Perquisite Fund Program. We also require that the package be given as part of a public event, dinner or auction and that Vail Resorts receives appropriate credit and marketing presence. In fiscal 2009, Messrs. Hernandez and Kincaid each designated a charity to receive a vacation package that resulted in direct incremental costs to us of $1,920 and $3,321, respectively, which such amounts are included in "All Other Compensation" for these directors.

(6)
As of July 31, 2009, Mr. Hernandez held an aggregate of 25,000 shares subject to outstanding stock options, 296 SARs and 2,968 RSUs.

(7)
Amount reported in column "(b)" includes $40,000 that was contributed by Mr. Hyde to the Company's nonqualified deferred compensation plan. As of July 31, 2009, Mr. Hyde held 296 SARs and 2,968 RSUs.

(8)
As of July 31, 2009, Mr. Kincaid held 296 SARs and 2,968 RSUs.

(9)
Mr. Micheletto retired from the Board on January 30, 2009. As of July 31, 2009, Mr. Micheletto held no outstanding equity awards. In fiscal 2009, Mr. Micheletto was granted restricted shares in lieu of payment of his retainer fees as a Board member, Chairman of the Board and member of the Audit Committee through the calendar quarter ended December 31, 2008, totaling 1,596 shares. The full amount of the fees earned by Mr. Micheletto in fiscal 2009 but paid in restricted stock is included in column "(b)" and the restricted shares issued in lieu of payment of the annual Board fees are not included in column "(c)". Under such arrangement, in fiscal 2009, Mr. Micheletto received 715 and 881 restricted shares, for the calendar quarters ended September 30, 2008 and December 31, 2008, respectively, each grant having, at the time of grant, a fair market value of approximately $25,000 based on the closing market price of the Company's common stock of $34.95 and $28.36 on September 30, 2008 and January 7, 2009, respectively.

(10)
As of July 31, 2009, Mr. Redmond held 296 SARs and 2,968 RSUs.

(11)
As of July 31, 2009, Mr. Sorte held an aggregate 22,500 shares subject to outstanding stock options, 296 SARs and 2,968 RSUs.

(12)
Amount reported in column "(b)" includes $60,167 that was contributed by Mr. Stiritz to the Company's nonqualified deferred compensation plan. As of July 31, 2009, Mr. Stiritz held an aggregate of 22,500 shares subject to outstanding stock options, 296 SARs and 2,968 RSUs.

Director Cash Compensation

        All of our non-employee directors receive annual fees, payable in quarterly installments. The annual retainer for each Board member is $28,000 (reduced from $35,000 effective as of the calendar quarter beginning April 1, 2009) and meeting fees are $5,000 for each Board meeting attended in person and $1,000 for meetings attended telephonically. In addition, the Lead Director of the Board receives an additional $25,000 per year, the Chairman of the Audit Committee receives an additional $25,000 per year, each other Audit Committee member receives an additional $15,000 per year and the Chairman of the Nominating & Governance Committee and the Chairman of the Compensation Committee each receive an additional $7,500 per year. A non-executive Chairman of the Board receives an additional annual retainer of $50,000, but our Chief Executive Officer is currently our Chairman of the Board and he is not entitled to this retainer. After Mr. Micheletto's retirement on January 30, 2009 through the end of fiscal 2009, we continued to pay Mr. Micheletto's retainer installments based on the amounts associated with service as a Board member, Chairman of the Board and member of the Audit Committee, in consideration for Mr. Micheletto's agreement to remain available to consult with the Board through July 31, 2009. Members of the Compensation Committee and Nominating & Corporate Governance Committee receive $1,000 per committee meeting attended and Audit Committee members receive $2,000 per each committee meeting attended. All directors receive reimbursement of their reasonable travel expenses in connection with such service.

Director Equity Compensation

        The Company provides its directors with equity compensation as determined each year by the Compensation Committee. RSUs granted to directors in fiscal 2009 are more fully described in footnote 3 to the table "Director Compensation for Fiscal 2009" above. In addition, in connection with the Company-wide wage reduction plan discussed in the CD&A section of this proxy statement below, the annual cash retainer for Board members was reduced by 20% and non-employee Board members were granted an award of SARs with a value of 5% of the pre-reduction retainer amount, as more fully described in footnote 4 to the table "Director Compensation for Fiscal 2009" above. Until his retirement in January 2009, we had agreed to grant restricted stock to Mr. Micheletto in lieu of payment of his annual Board fees. These shares were issued quarterly, on a calendar quarter basis, and the number of shares issued was calculated by dividing the annual Board fees earned during the calendar quarter by the closing price per share of our common stock on the day the shares were issued. The restricted shares issued to Mr. Micheletto vested in full upon his retirement and are more fully described in footnote 9 to the table "Director Compensation for Fiscal 2009" above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file initial reports of ownership and changes in ownership with the SEC and the NYSE. Such officers, directors and stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such reports furnished to the Company, and written representations that no other reports were required to be filed during fiscal 2009, the Company believes that all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis for fiscal 2009.

TRANSACTIONS WITH RELATED PERSONS

Related Party Transactions Policy and Procedures

        We have adopted a written Related Party Transactions Policy that sets forth the Company's policies and procedures regarding the identification, review, consideration and approval or ratification of "related party transactions." For purposes of our policy only, a "related party transaction" is a transaction, contract, agreement, understanding, loan, advance or guarantee (or any series of similar transactions or arrangements) in which the Company and any "related person" are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to the Company as an officer or director by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, or any immediate family member of an executive officer or director, including any entity in which such persons are an officer or 10% or greater equity holder.

        Under the policy, where a transaction has been identified as a related party transaction, management must present information regarding the proposed related party transaction to the Chairman of the Audit Committee, the full Audit Committee or the Board for consideration and approval or ratification, depending upon the size of the transaction involved. In considering related party transactions, the Committee takes into account the fairness of the proposed transaction to the Company and whether the terms of such transaction are at least as favorable to the Company as it would receive or be likely to receive from an unrelated third party in a comparable or substantially comparable transaction.

        As discussed above, we have adopted a Code of Ethics and Business Conduct, which we refer to as the Code of Ethics, that applies to all directors and employees. We distribute the Code of Ethics to every employee, officer and director and convey our expectation that every employee, officer and director read and understand the Code of Ethics and its application to the performance of each such person's business responsibilities. To assist in identifying such proposed transactions as they may arise, our Code of Ethics utilizes a principles-based guideline to alert employees and directors to potential conflicts of interest. Under the Code of Ethics, a conflict of interest occurs when an individual's personal, social, financial or political interests conflict with his or her loyalty to the Company. Our policy under the Code of Ethics provides that even the appearance of a conflict of interest where none actually exists can be damaging and should be avoided. If any person believes a conflict of interest is present in a personal activity, financial transaction or business dealing involving anyone employed by the Company, then that person is instructed under the Code of Ethics to report such belief to a supervisor, the legal department, a member of the Compliance & Ethics Committee or the General Counsel.

        To ensure that our existing procedures are successful in identifying related party transactions, the Company distributed questionnaires to its directors and executive officers shortly following the end of the fiscal year which included, among other things, inquiries about any transactions they have entered into with us. In addition, all employees who are Vice President level or higher must certify their compliance with the Code of Ethics on an annual basis.

Certain Related-Person Transactions

  Robert A. Katz, Chief Executive Officer

        In January 2007, Robert A. Katz, Chief Executive Officer of the Company, executed a purchase and sale agreement with the Company for the purchase of a unit at The Lodge at Vail Chalets project located near the Vista Bahn chairlift at the base of Vail Mountain, which unit had previously been available for sale to the general public. The purchase price that Mr. Katz agreed to pay for the unit was the same as the listing price for sale to the general public. In December 2008, Mr. Katz closed on the purchase of this unit for a total purchase price of $14.0 million. The sale of the unit by the Company to Mr. Katz was approved by the Board in accordance with the Company's Related Party Transactions Policy.

  Blaise T. Carrig, Co-President, Mountain Division and COO, Heavenly Mountain Resort

        In connection with Mr. Carrig's previous employment agreement, Heavenly Valley Limited Partnership (Heavenly LP) entered into an Addendum with Mr. Carrig, dated September 1, 2002, in which Heavenly LP agreed to invest up to $600,000, but not to exceed 50% of the purchase price, for the purchase of a residence for Mr. Carrig and his family in the greater Lake Tahoe area of California. Heavenly LP contributed $449,500 toward the purchase price of the residence and thereby obtained an approximate 50% undivided ownership interest in such residence. This Addendum is incorporated into the October 2008 employment agreement with Mr. Carrig, discussed in more detail below in the "Executive Compensation—Employment Agreements" section of this proxy statement. In October 2009, Mr. Carrig purchased Heavenly LP's interest in his home for $449,500, a price supported by an independent, third party appraisal and approved by the Audit Committee of the Board in accordance with the Company's Related Party Transactions Policy.

 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Philosophy and Objectives of Our Executive Compensation Program

        Our executive compensation philosophy is designed to support our primary objective of creating value for our stockholders in both the short and long-term through growth in our earnings and incentivizing and rewarding our executive officers, including Messrs. Katz, Jones, Fernandez, Garnsey and Carrig, who are our Chief Executive Officer, Chief Financial Officer and each of our three other highest paid executive officers, respectively, who currently are our named executive officers and who we refer to in this CD&A as our named executive officers. To achieve these objectives, we maintain compensation plans that tie a substantial portion of our executives' overall compensation to key short-term and long-term strategic, operational and financial goals, such as achievement of Reported EBITDA (as defined under the heading "Elements of Compensation—Annual Cash Bonus" below) targets and non-financial goals that the Compensation Committee and Board deems important. We implement this philosophy by focusing on the following three key objectives:

  1.
  Attract, retain and motivate talented executives;

  2.
  Emphasize pay for performance by tying annual and long-term compensation incentives to achievement of specified performance objectives or overall stock performance; and

  3.
  Encouraging management stock ownership to create long-term stockholder value by aligning the interests of our executives with our stockholders.

        To achieve these objectives, the Compensation Committee analyzes market data and evaluates individual executive performance with a goal of setting compensation at levels they believe, based on their general business and industry knowledge and experience, are comparable with executives in other companies of similar size operating in the leisure, travel, gaming and hospitality industries, which we refer to in this proxy statement as the peer group. The Compensation Committee also takes into account individual performance, our retention needs, our relative performance, our own strategic goals and publicly-available industry survey results in light of the Company's strategic goals compared to other publicly owned, growth-oriented companies, including certain companies in the peer group. The Company faces a somewhat unique challenge in establishing a peer group, as few publicly traded companies participate in more than one of the Company's operating segments. Thus, we include in our peer group a variety of leisure, travel, gaming and hospitality companies with whom the Company competes for the discretionary travel dollars of our guests.

        We generally rely on SEC filings made by each of the peer group companies during the previous year to collect comparable compensation information, as well as wage survey data collected by outside compensation consultants. Based on the June 2007 report of an outside compensation consultant, the competitive peer group used as part of the Compensation Committee's annual review of compensation at the beginning of fiscal 2008 was composed of 21 companies: Marriott International, Inc., Carnival Corporation & PLC, MGM Mirage, Starwood Hotels & Resorts Worldwide, Inc., Hilton Hotels Corporation, Wyndham Worldwide Corporation, Intrawest Corporation, Interstate Hotels & Resorts, Inc., Gaylord Entertainment Company, Bluegreen Corporation, Choice Hotels International, Inc., Sunterra Corporation, Lodgian, Inc., The Marcus Corporation, Boyd Gaming Corporation, Las Vegas Sands Corp., Station Casinos, Inc., Trump Entertainment Resorts, Inc., Isle of Capri Casinos, Inc., Ameristar Casinos, Inc., and Wynn Resorts, Limited. Since our fiscal 2009 compensation evaluation cycle was focused on cost control and preparing for a continued economic recession, the Compensation Committee referenced the data it had previously collected for the peer group, but did not commission a new benchmark study for fiscal 2009. Our Compensation Committee expects that it will seek advice from outside compensation consultants as it deems necessary on a periodic basis, but not necessarily annually, in order to determine that the Company's compensation programs remain appropriate and consistent with industry practices. Although the Compensation Committee believes that it is important to periodically review the compensation policies of the peer group, the Compensation Committee also believes that the Company must adopt a compensation policy that incorporates the business objectives and culture of the Company. Therefore, while the Compensation Committee reviews the data, including the total and type of compensation paid to executive officers, pertaining to the peer group companies to ensure that the compensation paid to the executive officers remains competitive, the Compensation Committee may not annually adjust the compensation paid to the executive officers based on the compensation policies or activities of the companies in the peer group.

        While the Compensation Committee uses the peer group information generally for competitive and retention purposes, it also occasionally "benchmarks," or targets, certain elements of compensation relative to the peer group, as described under the heading "Elements of Compensation" below. Overall, we seek to compensate our named executive officers at the market median (the 50th percentile) of our peer group for such executives' achievement of target levels of performance, as adjusted based upon Company performance, individual performance, and long-term value of the executive to the Company. However, using our performance-oriented compensation, we seek to compensate our strong performers at the 75th percentile level of pay. We believe that compensating our named executive officers with a larger proportion of at-risk compensation elements in relation to more static compensation elements such as base salary, benefits and perquisites more closely aligns the interests of our named executive officers with those of our stockholders. While the Compensation Committee utilized benchmarking to set fiscal 2008 compensation, the Compensation Committee did not utilize benchmarking to set fiscal 2009 compensation. Rather, our fiscal 2009 compensation evaluation cycle was focused on cost control, which resulted in maintaining executive salaries at prior year levels, followed by the salary reductions discussed below in the "Base Salary" section.

        In fiscal 2009, the Compensation Committee targeted the following weight, excluding the cliff-based vesting equity awards granted to Mr. Katz in March 2009 as a retention tool, for each element of our Chief Executive Officer's compensation as follows, representing an emphasis on long-term incentive compensation (assuming that the Company performed at target levels for the year):

  •
  23% Base Salary

  •
  23% Annual Bonus (as noted below, 50% of this bonus is paid in restricted stock units, which we refer to as RSUs, that vest over three years)

  •
  52% Equity Incentives (RSUs and/or stock appreciation rights, which we refer to as SARs; approximately 15% RSUs and 85% SARs, reflecting our objective to pay for performance and align the interests of our executives with our stockholders)

  •
  less than 1% Benefits

  •
  2% Perquisites

        The targeted weight of each element of our other named executive officers' compensation varies between named executive officers based upon the Compensation Committee's determination of each named executive officer's ability to impact, and their relative level of responsibility for, the Company's performance. Generally within this group, as compared to the weight of each component of our Chief Executive Officer's compensation, base salary is a higher proportion of compensation and annual bonus is a slightly lower proportion, while the equity incentives component is similar to our Chief Executive Officer's in that this element makes up a significant portion of total compensation, with benefits and perquisites comprising a very small portion of total compensation. For all of these executives, incentive or at-risk compensation represents more than a majority of their total compensation.

        Overall, for all executives as a group, the Company's total compensation when last benchmarked in fiscal 2008 fell at approximately the 50th percentile relative to our peer companies. However, the compensation adjustments made by the Compensation Committee in fiscal 2009, without the use of benchmarking, may have altered this positioning below or above the 50th percentile, depending upon the adjustments our peer companies may have implemented since that time. Also, based on the peer group data last obtained by the Compensation Committee, the Company's use of supplemental benefits and perquisites is significantly lower than the peer group, as the Company prefers to allocate compensation more heavily to performance-related elements of pay.

        The Company has in the past, and we intend in the future, to conduct an annual review of the aggregate level of our executive compensation program as part of our annual budget review and annual performance review processes, which include determining the operating metrics and non-financial elements used to measure our performance and to compensate our executive officers. We view our executive compensation policy, based on individual and Company performance, as consistent with our objective of retaining and motivating our executive officers.

        In addition, in appropriate circumstances, such as new market data that supports a market adjustment, the Compensation Committee, in its discretion, considers the recommendations of our Chief Executive Officer, Mr. Katz, in setting executive compensation, including the compensation of the other named executive officers. The Compensation Committee, however, makes all final recommendations to the Board or, in the case of Mr. Katz, the determination regarding these awards and none of our executive officers, including Mr. Katz, are involved in the determination of their own compensation.

        The Compensation Committee also annually analyzes tally sheets prepared for each of the named executive officers. Each of these tally sheets presents the dollar amount of each component of the named executive officers' compensation, including current cash compensation (base salary and annual bonus), perquisites and the value of equity awards previously granted to the named executive officers, as well as the amounts that would have been payable to each named executive officer if the named executive officer's employment had been terminated under a variety of scenarios as of July 31 of the most recently ended fiscal year. The Committee uses these tally sheets, which provide substantially the same information as is provided in the tables included in this proxy statement, primarily for purposes of ensuring that our named executive officers' total compensation remains reasonable and to analyze whether the compensation mix for our Chief Executive Officer or other named executive officers needs to be adjusted on a going-forward basis. In its most recent review of tally sheets, the Compensation Committee determined that annual compensation amounts for our Chief Executive Officer and the other named executive officers remained consistent with our executive compensation policy and objectives and the Compensation Committee's expectations.

Elements of Compensation

        Our executive compensation program consists of the following elements:

        Base Salary.    The Company's philosophy is to pay base salaries sufficient to attract and retain executives with a broad proven track record of performance. The Compensation Committee establishes base salaries for our named executive officers based primarily on the scope of their responsibilities, taking into account individual performance and experience, competitive market compensation for similar positions, as well as seniority of the individual, our ability to replace the individual, the impact the individual's loss would have to the Company, and other factors which may be deemed to be relevant by the Compensation Committee, in their discretion. In situations where executives are being recruited by the Company, the executive's base salary and total compensation package with their then-current employer is a significant factor considered in determining base salary. Base salaries for each of the named executive officers are reviewed annually by the Compensation Committee. Based on this review, salaries may be adjusted, but not below the amounts set forth in each applicable named executive officer's employment agreement, to realign salaries with market levels after taking into account individual responsibilities, the impact upon, and relative level of responsibility for, the Company's performance, long-term Company and individual performance and expertise. Under their respective employment agreements, the base salary for each named executive officer may not be reduced at any time below the then-current level. For higher levels of responsibility, the base salary component is intended to be a diminishing portion of each named executive officer's potential total compensation. As a result, annual bonuses and equity awards based on company performance are expected to be a substantial portion of the total compensation, relative to the base salary for each named executive officer.

        2009 Executive Wage Reduction Plan.    As part of a number of initiatives to control expenses, our named executive officers did not receive annual salary increases at the beginning of fiscal 2009 and the base salary for each of our named executive officers remained at the fiscal 2008 level. In lieu of the 3.5% merit increase that non-executive employees received, the Board approved adding to the fiscal 2009 target bonus amount for each executive, other than Messrs. Carrig and Garnsey, an amount representing the 3.5% of salary foregone by that executive. For Messrs. Carrig and Garnsey, the amount of the salary increase that they agreed to defer until August 1, 2009 in connection with their promotions in January 2008 was added to their respective target bonus amounts for fiscal 2009, as discussed below in the "Annual Cash Bonus" section. Subsequently, effective April 2, 2009, as part of a Company-wide wage reduction plan, the Compensation Committee approved a salary reduction of 10% for all executive officers of the Company, including the named executive officers (other than Mr. Katz). In view of the economic climate and its impact on the Company, Mr. Katz decided not to take any salary for a twelve month period and then receive his original salary reduced by 15% when his salary reinstates in April 2010. As part of the wage reduction plan, each of our named executive officers other than Mr. Katz received a grant of SARs with a value equal to 7.5% of the executive's pre-reduced salary, as discussed below in the "Executive Equity Incentives" section. Mr. Katz was not granted any stock awards in connection with his salary reduction. The named executive officers of the Company accepted these salary reductions and waived, in this instance, the restrictions in their respective employment agreements that their base salaries cannot be reduced at any time below the then-current levels. The wage reduction plan was adopted to preserve profitability by reducing labor costs, while protecting the guest experience by avoiding broad-based layoffs. More highly compensated employees had the largest percentage reductions.

        For the upcoming fiscal year ending July 31, 2010, or fiscal 2010, our named executive officers again did not receive any merit salary increases. In connection with their promotions in January 2008, Messrs. Carrig and Garnsey agreed to defer any salary increase until August 1, 2009, when their new salaries took effect per the terms of their employment agreements but at a 10% decreased level consistent with their waivers for the wage reduction plan.

        Annual Cash Bonus.    During fiscal 2009, all of our named executive officers were eligible for an annual bonus under our annual cash bonus plan, the Vail Resorts, Inc. Management Incentive Plan, which we refer to as the Management Incentive Plan. The Management Incentive Plan is intended to compensate executives primarily for achieving near-term financial, operational and strategic goals over the course of one fiscal year and for achieving individual annual performance objectives.

        There are two performance elements to the Management Incentive Plan, (1) the amount of funds available under the Management Incentive Plan itself in any fiscal year, and (2) the specific allocation of awards to individuals under the Management Incentive Plan.

        To determine the annual funding targets of the Management Incentive Plan, the Compensation Committee first establishes relevant performance measures. The Compensation Committee has determined that earnings before interest, taxes, depreciation and amortization, or Reported EBITDA, targets, as set by the Board annually when approving the Company's budget, is one appropriate measure. For this purpose, the Compensation Committee also excludes stock-based compensation expense from Reported EBITDA in setting the actual targets, and each time the term Reported EBITDA is used in the Executive Compensation section of this proxy statement, it means Reported EBITDA excluding stock-based compensation expense. The other measure is comprised of the performance goals for Vail Resort Development Company, or VRDC, which for fiscal 2009 included attaining a Reported EBITDA target of $40.9 million for the Company's real estate segment, as well as achieving targets for individual project performance including pre-sales and ultimate closings, budgeted profitability, cash flow, schedule timing and construction-related approvals, which we refer to collectively as the VRDC Performance Goals. For all of our named executive officers, the annual funding targets are based upon Reported Resort EBITDA (which is a combination of our Reported mountain segment EBITDA and Reported lodging segment EBITDA), as well as the achievement of the VRDC Performance Goals, with VRDC Performance Goals more heavily weighted for Mr. Fernandez as a VRDC executive. Reported EBITDA is calculated by the Company and consistently applied for purposes of the Management Incentive Plan as segment net revenue less segment operating expense plus or minus segment equity investment income or loss and for the real estate segment, plus gain on sale of real property. For fiscal 2009, the Reported Resort EBITDA target (excluding stock-based compensation expense) was $215.8 million. Both the Reported Resort EBITDA and Reported Real Estate EBITDA targets were based on the Company's approved budget for fiscal 2009 and represented the mid-point of our original guidance ranges. The Compensation Committee established the performance measures in writing at the beginning of the fiscal year with the expectation that the target level of performance of these goals would require significant effort and substantial progress toward the goals of our strategic plan in light of the current business environment. As a result, our attainment of these targets in fiscal 2009 was moderately likely. For the VRDC Performance Goals, the Compensation Committee sets out several specific goals that each has a weighting within that portion of the funding calculation for corporate performance. Among these specific goals, we expect that some should be achievable, some will be challenging to achieve and others will be difficult to achieve. Over the past three fiscal years, VRDC completed the number of goals resulting in between approximately 55% and 79% funding of the VRDC Performance Goals portion of corporate performance, with an average funding over this time of 68%. In setting the performance measures for any given fiscal year, the Compensation Committee considers past Company performance, broader economic trends that may impact the Company in the upcoming year, and the Company's historical performance in relation to the bonus targets set in the respective prior periods.

        Under the Management Incentive Plan, if the Company achieves the Reported Resort EBITDA target, the Management Incentive Plan is funded at 100% of the target funding level for that portion of the corporate performance funding, as is more fully detailed in the table set forth below entitled "Management Incentive Plan Funding." If Company performance exceeds the Reported Resort EBITDA target, the Management Incentive Plan is funded above the target funding level for that portion, but in all instances such funding is capped at 200% of the target funding level, based upon the Company's achievement of 120% or greater of the Reported Resort EBITDA target. If Company performance falls below the annual Reported Resort EBITDA target, the Management Incentive Plan is funded at a percentage of the target funding level for that portion. In order to achieve the minimum payable target funding level of 15% funding for that portion of the corporate performance funding, the Company must achieve at least 80% of its Reported Resort EBITDA target. The other portion of the funding calculation based on corporate performance is the attainment of the VRDC Performance Goals, which is weighted more heavily for VRDC executives, but affects every executive's bonus funding as discussed in more detail below. If the minimum percentage of the Reported Resort EBITDA target is not reached and the VRDC Performance Goals are not met, then the Management Incentive Plan is not funded for the named executive officers and no bonuses will be paid to them.

 Management Incentive Plan Funding

Percentage of Target Achieved	Percentage of Annual Target Funding Level Available under the Management Incentive Plan
80%	15%
90%	25%
95%	50%
100%	100%
110%	175%
120%	200%

        In the event the Company's Reported Resort EBITDA for any fiscal year meets the specific threshold or target level, and/or the Company achieves any of the VRDC Performance Goals, then the Management Incentive Plan is funded at the appropriate level and each named executive officer is eligible to receive a cash bonus under the Management Incentive Plan. To determine the target annual cash bonus for each named executive officer, the Compensation Committee annually sets a target percentage of annual bonus relative to base salary for each executive pay grade based upon analysis of the peer group and the applicable employment agreement, if any, for each named executive officer. Pursuant to their employment agreements, each of Messrs. Katz and Jones are eligible for an annual incentive bonus based on a targeted minimum percentage of no less than 100% and 60%, respectively, of such executive's base salary. Pursuant to their employment agreements, each of Messrs. Fernandez, Garnsey and Carrig are eligible for an annual incentive bonus based on a targeted minimum percentage of no less than 50% of such executive's base salary. For fiscal 2009, these target percentages were applied to each executive's base salary level before reduction under the Company-wide wage reduction plan. Also, in lieu of the 3.5% merit salary increase that non-executive employees received in early fiscal 2009, the Board approved adding to the fiscal 2009 target bonus amount for each executive, other than Messrs. Carrig and Garnsey, an amount representing the 3.5% of salary foregone by that executive, effectively adding 3.5% to the target percentages described above for such executives. For Messrs. Carrig and Garnsey, the salary increase that they agreed to defer until August 1, 2009 ($20,000 each) in connection with their promotions in January 2008 was added to their respective target bonus amounts for fiscal 2009. The payment of these bonuses is, however, contingent upon the Management Incentive Plan being funded as described above. The differences between each named executive officer's targeted minimum bonus as a percentage of their base salary was determined based upon the perceived ability each executive position has to influence the performance of the Company. The positions deemed to have the most potential impact upon Company performance have the greatest potential for annual cash bonus potential, putting a greater proportion of such named executive officer's total pay at risk relative to Company performance, in accordance with the Company's executive compensation philosophy.

        For fiscal 2009, the Compensation Committee reevaluated the formulas for determining Management Incentive Plan funding and how individual performance is weighed in the determination of individual awards. For fiscal 2009, for each named executive officer other than Mr. Fernandez, 20% of the funding of the Management Incentive Plan was based on the achievement of the VRDC Performance Goals, including Reported real estate EBITDA, with the remaining 80% based on Reported Resort EBITDA. For VRDC executives, including Mr. Fernandez, 75% of the funding of the Management Incentive Plan is based on the achievement of the VRDC Performance Goals, with the remaining 25% based on Reported Resort EBITDA. Once funding is determined, 100% of the actual bonus paid to each of our executives (other than Mr. Katz, whose bonus is equal to, and based solely on, the funded amount of target bonus determined by Company performance) is determined by individual performance objectives. In the past, only a portion of each executive's annual bonus was determined by individual performance objectives, while the other portion was based only on Company performance, meaning that an executive received a portion of the funded amount of target bonus regardless of, and unaffected by, individual performance assessment. This change reflects our objective to put more emphasis on individual performance-oriented compensation, while ensuring that overall Company performance standards are met before bonus plan funding can occur. For example, an executive whose bonus funding is 80% based on Reported Resort EBITDA and 20% based on achievement of VRDC performance goals, earning $300,000 annually with a target bonus of 50% of base salary, would have an available bonus funding of $120,000 for 100% achievement of Reported Resort EBITDA (100% of 80% of executive's target of 50% of his $300,000 salary), plus $30,000 for 100% achievement of VRDC performance goals (100% of 20% of executive's target of 50% of his $300,000 salary), for a total of $150,000, or 100%, of target funding. With the foregone increase of 3.5% of salary added to the target amount for fiscal 2009, as discussed above, this target amount effectively becomes 53.5% of salary, or $160,500 in this example rather than $150,000. However, because 100% of an executive's total bonus (other than for Mr. Katz) is determined by individual performance objectives, an individual's ultimate total bonus can be paid out in an amount equal to 0%, 70%, 100%, 115% or 130% of the target amount based on individual performance (subject to availability of funds under the Management Incentive Plan). These individual performance objectives are specified in writing at the beginning of each fiscal year, with the expectation in fiscal 2009 that the target level of performance of these objectives would require significant effort and substantial progress toward the goals of our strategic plan in light of the current business environment. As a result, each named executive officer's attainment of his performance objectives in fiscal 2009 was moderately likely.

        In fiscal 2009, the Company met 82% of the Company Reported Resort EBITDA target, which under the Management Incentive Plan determined the funding level at 17% of the target funding level for each of the named executive officers for that portion of the corporate performance funding. In fiscal 2009, VRDC completed the number of goals resulting in a 70% funding of the VRDC Performance Goals portion of the funding calculation. Combined with the Reported EBITDA funding, this resulted in a funding of 27.6% of the overall target funding level for each of the named executive officers other than Mr. Fernandez, with a funding of 56.6% of the overall target funding level for Mr. Fernandez. Based upon these results and the Compensation Committee's assessment of the individual named executive officer's performance, we paid a cash bonus to each of the named executive officers, as reflected in the Summary Compensation Table included in this proxy statement.

        Pursuant to Mr. Katz's employment agreement, Mr. Katz's bonus is paid 50% in cash and 50% in RSUs that vest annually over a three year period. This is consistent with our retention objectives and our goal of aligning the interests of our executives with those of our stockholders. In lieu of paying cash for the 50% cash portion of Mr. Katz's bonus for fiscal 2009, the Compensation Committee approved, and Mr. Katz agreed to accept, the payment to Mr. Katz of an equal value of fully vested shares of our common stock.

        Executive Equity Incentives.    We believe that long-term stockholder value is achieved, in part, by retaining our executive officers in a competitive business environment and aligning the interests of these officers with those of our stockholders by encouraging stock ownership by our executive officers. Under our Amended and Restated 2002 Long Term Incentive Share Award Plan, the Company may make grants of stock options, restricted stock, RSUs and SARs. Under our current executive compensation program, we utilize the grant of service-based vesting RSUs, and SARs rather than stock options, in part because RSUs and SARs provide both a high perceived value and strong retention value, and in part because executives do not incur out-of-pocket expenses to participate in these equity awards. As a result, we believe the use of RSUs and SARs provides additional linkage between the interests of our named executive officers and our stockholders. In addition, the award of RSUs enables us to account for our executive equity incentive program based on the price of our common stock underlying these shares, fixed at the date of grant of the awards, resulting in a known maximum cost under the program at the time of the grant. These awards typically vest annually over three years.

However, in certain instances, we have granted awards with cliff-based vesting as a retention tool where, for instance, the entire award does not vest until the end of a three-year period.

        For instance, as part of the October 2008 employment agreement entered into with Mr. Katz, we granted to Mr. Katz, on March 1, 2009, certain awards of RSUs and SARs totaling $4.8 million in value (using the Company's standard methodology), which will vest in full two years and seven months from the date of grant. The Compensation Committee specifically approved this arrangement as a retention tool and, based on the amortized value of the award over its life when added to Mr. Katz's other annual compensation, to provide total annual target compensation for Mr. Katz at the 75th percentile of the compensation paid to chief executive officers in the peer group. Mr. Katz was not granted any additional stock awards in connection with his salary reduction discussed above in the "Base Salary" section. In addition, we granted to Mr. Jones, on September 23, 2008 and as provided for in his employment agreement, certain awards of RSUs and SARs totaling $2.3 million in value (using the Company's standard methodology), which will vest in full on the third anniversary of the date of grant. The grants to Messrs. Jones and Katz were made to replace prior retention grants that fully vested in September 2008 and February 2009, respectively, and the commitment to make these replacement grants on the grant date was agreed to in advance in their respective employment agreements and subject to the executive's continued employment on the grant date, providing more certainty to the Company and the executive as to retention and incentives. Messrs. Carrig and Garnsey also received, in January 2008 in connection with their promotions to Co-President of the Mountain Division, a grant of RSUs totaling $300,000 in value (using the Company's standard methodology), which will vest in full on the third anniversary of the date of grant.

        In determining the number of RSUs and SARs granted to each of our named executive officers, we award approximately 22% of such equity awards in RSUs and approximately 78% of such equity awards in SARs. However, the equity awards granted to our Chief Executive Officer represented approximately 15% RSUs and 85% SARs. The Compensation Committee determined that our Chief Executive Officer's awards should be even more heavily weighted toward performance and the alignment to our stockholders' interests of long-term stock value appreciation, with less emphasis on the current perceived value of service-based vesting RSUs. In addition, the Compensation Committee bases awards of long-term equity compensation on competitive market practices as determined by our peer group analysis and the most recent information obtained from any outside compensation consultants used, as well as the amount of current cash compensation that is paid to each named executive officer. The Compensation Committee typically consults with our Chief Executive Officer in determining the size of the grants to each of the named executive officers, other than himself. In addition, the Compensation Committee takes into account the base salary, level of responsibility, peer group compensation information and other factors the Compensation Committee deems relevant in making such awards.

        All of our named executive officers received awards of RSUs and SARs in fiscal 2009 as an incentive for future performance. In addition, each of our named executive officers other than Mr. Katz received a grant of SARs with a value equal to 7.5% of the executive's pre-reduced salary, in connection with the 10% reduction of such executives' salaries. These were granted as another tool to align the interests of our executives with those of our stockholders, since the SARs will have value only when our stock price appreciates. All of these equity awards are described under the heading "Grants of Plan-Based Awards" below.

Equity Grant Practices

        We generally seek to make equity compensation grants in the first quarter following the completion of a given fiscal year. Options, if granted, and SARs are granted with an exercise price equal to the market price of our common stock on the date of grant, which is the date the Board or the Compensation Committee, as applicable, approves the award. The Company does not have any specific program, plan or practice related to timing equity compensation awards to executives in coordination with the release of non-public information. Other than grants made in connection with hiring or promotions, equity awards are granted to named executive officers at the same time that equity awards are granted to all other employees who are eligible for such awards.

Deferred Compensation Plan

        We currently have two nonqualified deferred compensation plans in which our named executive officers, as well as other executive employees, may participate. Our 2000 non-qualified deferred compensation plan was "grandfathered" in 2004 due to the enactment of Section 409A of the Internal Revenue Code and related compliance issues associated with such enactment. Thus, after December 31, 2004, no new contributions were accepted into the grandfathered plan. Effective January 1, 2005, we adopted a new nonqualified deferred compensation plan, which is designed to comply with Section 409A. The Plans provide qualifying executives an opportunity to invest pre-tax dollars above the limits established by the Internal Revenue Service guidelines. For a more detailed discussion of these plans, see the Non-Qualified Deferred Compensation Table and accompanying narrative, below.

Executive Stock Ownership Guidelines

        Based in part on the June 2007 recommendations of an outside compensation consultant, on September 21, 2007, the Company adopted executive stock ownership guidelines. Under the guidelines, our executive officers will be expected to hold shares of our common stock equal to multiples of their base salary in the following amounts: Chief Executive Officer: five times base salary; Chief Financial Officer and Divisional Presidents: three times base salary; Executive Vice Presidents: two times base salary; Senior Vice Presidents: one and a half times base salary; and Vice President executives: one times base salary. The guidelines will be phased in and each executive covered under the guidelines will have up to five years to meet the guidelines, calculated either from September 21, 2007 or from the date such person becomes a covered executive under the guidelines, as applicable.

Perquisites

        We offer each of the named executive officers benefits relating to the use of one or more of our private clubs, including skiing and parking privileges, as a part of their responsibilities and employment. In addition, under our Executive Perquisite Fund Program, or the Perquisite Program, certain of the Company's executive officers are entitled to an annual allowance, based on pay grade, to be used at the Company's resorts. The program incentivizes our named executive officers to use the Company's services, which the Company believes helps them in their performance by allowing them to evaluate our resorts and services based upon firsthand knowledge. Executives may draw against the account to pay for services, at the market rate for the applicable resort or services. Amounts of the fund used by executives are taxed as ordinary income, like other compensation. Unused funds in each executive's account at the end of each fiscal year are forfeited. Pursuant to his employment agreement, Mr. Katz participates in the Perquisite Program on the same terms as our other named executive officers with an annual allowance as provided in his employment agreement. All Company employees enjoy skiing privileges, not just our executives. Compared to its peer group, the Company offers relatively few perquisites for benefits offered by third parties, reflecting the Company's compensation philosophy to focus rewards upon elements of pay that are tied closely to the performance of the Company.

        In connection with certain past relocations, the Company invested in a portion of the primary residences of certain of our named executive officers. These arrangements were individually negotiated and are not part of the Company's regular relocation practices.

Post-Termination Compensation

        Pursuant to their respective employment agreements, each of our named executive officers are entitled to receive severance payments and continuation of certain benefits upon certain terminations of employment. In addition, each of the named executive officers are entitled to receive payments upon a termination occurring within a certain period of time following a change in control (i.e., a "double trigger"). We believe the change in control arrangements provide continuity of management in the event of an actual or threatened change in control of the Company. We also believe that our termination and severance provisions reflect both market practices and competitive factors. Our Board believed that these severance payments and benefit arrangements were necessary to attract and retain our named executive officers when these agreements were put into place.

Tax Deductibility of Executive Compensation

        Deductibility Limit on Compensation in Excess of $1 Million.    Section 162(m) of the Internal Revenue Code generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly-traded corporation to certain of its officers. Under the Code, however, there is no limitation on the deductibility of "qualified performance-based compensation." In order to satisfy the requirement for qualified performance-based compensation under the Internal Revenue Code, the Compensation Committee is prohibited from increasing the amount of compensation payable if a performance goal is met, but may reduce or eliminate compensation even if such performance goal is attained. In addition, stockholders must approve the types of performance goals and the maximum amount that may be paid to covered executive officers or the formula used to calculate such amount. The Compensation Committee has taken action to ensure that, whenever possible, the requirements of Section 162(m) under the Internal Revenue Code are met and such compensation in excess of $1 million, if any, is tax deductible to the Company.

SUMMARY COMPENSATION TABLE

        The following table shows for fiscal 2009, fiscal 2008 and the fiscal year ended July 31, 2007, or fiscal 2007, compensation awarded to or paid to, or earned by, the Company's Chief Executive Officer, Chief Financial Officer and our three other most highly compensated executive officers for fiscal 2009, which we refer to in this proxy statement as our named executive officers.

Summary Compensation Table for Fiscal 2009

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($) (d)	Stock Awards ($)(2) (e)		Option/Stock Appreciation Right Awards ($)(3) (f)	Non-Equity Incentive Plan Compensation ($)(4) (g)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation ($)(5) (i)	Total ($) (j)
Robert A. Katz	2009	575,868	—	742,224	(6)	2,385,996	—	(6)	—	41,859	3,745,947
Chief Executive Officer	2008	835,414	—	480,725	(6)	1,819,451	210,881	(6)	—	15,084	3,361,555
	2007	829,929	—	334,450		1,337,000	1,012,230		—	10,697	3,524,306
Jeffrey W. Jones	2009	437,323	—	509,888		785,087	79,652		—	6,789	1,818,739
Senior Executive Vice	2008	447,933	—	489,140		779,917	136,580		—	13,021	1,866,591
President and Chief Financial Officer	2007	432,785	—	464,536		779,339	395,888		—	18,803	2,091,351
Keith A. Fernandez	2009	403,362	—	321,916		425,629	146,180		—	27,869	1,324,956
President, Vail Resorts	2008	412,116	—	233,384		254,933	147,661		—	23,969	1,072,063
Development Company	2007	396,923	—	83,327		83,629	377,957	(7)	—	25,958	967,794
John McD. Garnsey(8)	2009	347,452	—	165,590		237,239	55,793		—	11,183	817,257
Co-President, Mountain Division and COO, Beaver Creek Mountain Resort	2008	336,171	—	115,690		211,802	89,425		—	13,908	766,996
Blaise T. Carrig(8)	2009	350,611	—	165,590		237,239	64,162		—	15,778	833,380
Co-President, Mountain Division and COO, Heavenly Mountain Resort	2008	343,064	—	115,690		211,802	91,250		—	19,554	781,360

(1)
Amounts shown reflect salary payments actually received during the fiscal year, which differ from base salaries in that year based in part on the timing of previous year annual adjustments, mid-year promotions and, for fiscal 2009, the wage reduction effective April 2, 2009. Base salaries for each of the named executive officers as of July 31, 2009 were as follows: Messrs. Katz: $0; Jones: $409,744; Fernandez: $378,000; Carrig: $328,500; and Garnsey: $328,500. Each executive's base salary is subject to annual review and adjustment. Based on the Compensation Committee's annual review of the compensation paid to our named executive officers, the Compensation Committee kept fiscal 2010 base salaries of each of our named executive officers at fiscal 2009 levels, except that the base salary increase that Messrs. Carrig and Garnsey previously agreed to defer until August 1, 2009 went into effect on that date at $346,500, reflecting a 10% reduction from the amount indicated in their employment agreements. Also, Mr. Katz's base salary is scheduled to reinstate at $716,996 in April 2010.

(2)
Consists of restricted shares and RSUs. The amounts represent the portion of the fair value of restricted shares and RSUs recognized as expense during the applicable fiscal year (before estimated forfeitures related to service-based vesting conditions) for financial statement reporting purposes in accordance with FAS 123R, "Share Based Payment," and do not represent cash payments made to the individuals or amounts realized, or amounts that may be realized. Under FAS 123R, the fair value of RSUs granted to employees is recognized ratably over the vesting period.

(3)
The amounts represent the portion of the fair value of stock options and SARs recognized as expense during the applicable fiscal year (before estimated forfeitures related to service-based vesting conditions) for financial statement reporting purposes in accordance with FAS 123R, "Share Based Payment," and do not represent cash payments made to the individuals or amounts realized, or amounts that may be realized. Under FAS 123R, the fair value of stock options and SARs granted to employees is recognized ratably over the vesting period. Assumptions used in the calculation of these amounts are included in note 18 to our audited financial statements for fiscal 2009, which are included in our annual report on Form 10-K for fiscal 2009 filed with the SEC on September 24, 2009.

(4)
On September 22, 2009, pursuant to the Company's Management Incentive Plan, as more fully described under the heading "Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus" above and based upon the attainment of performance targets previously established by the Compensation Committee under the Management Incentive Plan, the Company approved 2009 cash bonus awards for its named executive officers. Such amounts are expected to be paid on or about October 22, 2009. For fiscal years 2007 and 2008, this amount reflects the bonus that was paid to each named executive officer in October 2007 and October 2008 in respect of fiscal 2007 and fiscal 2008 performance.

(5)
Consists primarily of Company contributions to executives' accounts in the Company's qualified 401(k) plan (until termination of the Company match program in fiscal 2009) and premiums paid on behalf of the executive for supplemental life and disability insurance. Our executive officers receive other benefits consisting of lodging, ski school privileges and discretionary spending on services at our properties for personal use, in accordance with the terms of the Perquisite Program. In accordance with SEC rules, the value of these benefits is measured on the basis of the estimated aggregate direct incremental cost to the Company for providing these benefits, and perquisites and personal benefits are not reported for any executive officer for whom such amounts were less than $10,000 in the aggregate for the fiscal year. For Mr. Katz, in fiscal 2009, this amount also includes homeowner association dues paid on his behalf in respect of his unit at The Lodge at Vail Chalets. In fiscal 2007, certain executives received relocation compensation as reflected below, inclusive of tax gross-up payments related to the reimbursement of such relocation costs. In each fiscal year, the Company provided to each of the named executive officers benefits relating to the use of one or more of our private clubs, for which the Company incurred no incremental costs. Executives are responsible for the payment of their individual, non-business related expenditures incurred at such clubs, although these expenses would qualify for reimbursement under the Perquisite Program if within the executive's allowance under that program. Pursuant to SEC rules, perquisites do not include benefits generally available on a non-discriminatory basis to all of our employees, such as skiing privileges and lodging discounts. All other compensation includes the following:

Name	Year	Company Contributions Under 401(k) Savings Plan ($)	Company- paid Life Insurance Premiums ($)	Company-paid Supplemental Disability Insurance Premiums ($)	Company paid relocation compensation, inclusive of tax gross-up payments related to such costs ($)	Company paid lodging, ski school privileges and discretionary spending on services ($)		Total ($)
Robert A. Katz	2009	—	6,395	1,517	—	33,947		41,859
	2008	6,900	6,395	1,789	—	(a	)	15,084
	2007	6,750	2,430	1,517	—	(a	)	10,697
Jeffrey W. Jones	2009	1,384	612	4,793	—	(a	)	6,789
	2008	7,254	702	5,065	—	(a	)	13,021
	2007	7,861	600	4,793	5,549	(a	)	18,803
Keith A. Fernandez	2009	1,811	612	14,102	—	11,344		27,869
	2008	7,977	1,618	14,374	—	(a	)	23,969
	2007	1,231	1,290	14,102	9,335	(a	)	25,958
John McD. Garnsey	2009	—	612	10,571	—	(a	)	11,183
	2008	2,394	671	10,843	—	(a	)	13,908
Blaise T. Carrig	2009	3,174	612	11,992	—	(a	)	15,778
	2008	6,619	671	12,264	—	(a	)	19,554

  (a)
  Our named executive officers receive access to the same benefits under the terms of the Perquisite Program, but the value reported for these benefits is based on the estimated aggregate direct incremental cost to the Company for providing the benefits actually used by each executive. If the cost of the benefits actually used by an executive sum to less than $10,000 for the fiscal year, then no amount is shown for that executive.

(6)
Mr. Katz's bonus is paid 50% in cash and 50% in RSUs that vest annually over a three year period. The amount shown for Stock Awards in column "(e)" includes $75,917 and $43,298 accounted for as stock-based compensation as of July 31, 2008 and July 31, 2009, respectively, based on the 5,260 and 3,355 RSUs granted on September 23, 2008 and September 22, 2009, respectively, for 50% payment of Mr. Katz's total bonus award. The amount reported in column "(g)" for fiscal 2008 reflects only the cash amount paid to Mr. Katz for 50% of Mr. Katz's total bonus award. In lieu of paying cash for the 50% cash portion of Mr. Katz's bonus for fiscal 2009, the Compensation Committee approved, and Mr. Katz agreed to accept, the payment to Mr. Katz of an equal value of fully vested shares of our common stock. The amount shown for Stock Awards in column "(e)" for fiscal 2009 also includes $120,271 accounted for as stock-based compensation based on the 3,355 fully vested RSUs granted on September 22, 2009 for payment in lieu of the cash portion of Mr. Katz's total bonus award for fiscal 2009, from which 1,378 shares were withheld by the Company to satisfy tax withholding requirements.

(7)
Consists of the bonus granted as described in footnote 4 above, and includes $150,000 accounted for as bonus compensation as of July 31, 2007 that was paid with 2,943 shares of our common stock on August 6, 2007, from which 915 shares were withheld by the Company to satisfy tax withholding requirements.

(8)
Each of Messrs. Garnsey and Carrig was appointed Executive Vice President of the Company's Mountain Division on January 8, 2008. Neither of Messrs. Garnsey nor Carrig were named executive officers in 2007 under SEC rules. As a result, 2007 compensation information is not included in accordance with such rules.

GRANTS OF PLAN-BASED AWARDS

        The following table shows certain information regarding grants of plan-based awards to the named executive officers during fiscal 2009:

										Grant Date Fair Value of Stock and Option Awards ($)(7) (l)
					All Other Stock Awards: Number of Shares of Stock or Units(#) (5) (i)		All Other Option/SAR Awards: Number of Securities Underlying Options/SARs (#)(6) (j)
									Exercise or Base Price of Option/ SAR Awards ($/Sh) (k)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
Name (a)	Grant Date (b)	Threshold ($)(2) (c)	Target ($)(3) (d)	Maximum ($)(4) (e)
Robert A. Katz		104,766	873,048	1,658,792	—		—		—	—
	09/23/08				5,260	(8)			n/a	176,923
	09/23/08				7,427				n/a	256,600
	09/23/08						113,871		$40.09	1,370,967
	03/01/09				52,966	(9)			n/a	999,998
	03/01/09						521,262	(9)	$18.88	3,800,000
Jeffrey W. Jones		24,284	289,097	714,070	—		—		—	—
	09/23/08				2,918				n/a	100,816
	09/23/08						28,083		$40.09	338,109
	09/23/08				28,685	(10)			n/a	1,149,982
	09/23/08						73,717	(10)	$40.09	1,149,985
	03/10/09						5,777	(11)	$16.51	28,645
Keith A. Fernandez		5,898	224,700	474,679	—		—		—	—
	09/23/08				4,208				n/a	145,385
	09/23/08						40,497		$40.09	487,570
	03/10/09						5,329	(11)	$16.51	26,424
John McD. Garnsey		17,010	202,575	500,175	—		—		—	—
	09/23/08				1,964				n/a	67,855
	09/23/08						18,902		$40.09	227,573
	03/10/09						4,885	(11)	$16.51	24,222
Blaise T. Carrig		17,010	202,575	500,175	—		—		—	—
	09/23/08				1,964				n/a	67,855
	09/23/08						18,902		$40.09	227,573
	03/10/09						4,885	(11)	$16.51	24,222

(1)
The estimated possible payouts are based on the parameters applicable to each named executive officer at the time the Compensation Committee established the relevant performance goals in writing at the beginning of fiscal 2009, as more fully described under the heading "Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus" of this proxy statement. The actual earned and subsequently paid amounts are reported in the Summary Compensation Table under column "(g)."

(2)
The Threshold amount is based on the Management Incentive Plan's minimum target funding level of 15% upon achievement of at least 80% of certain Reported Resort EBITDA targets for fiscal 2009 and no achievement of the VRDC Performance Goals, with the resulting funding applied to the executive's target percentage of base salary and then paid out (other than for Mr. Katz, whose bonus is tied entirely to corporate performance) at the 70% threshold level for individual performance (which can be paid out in an amount equal to 0%, 70%, 100%, 115% or 130% of the funded amount).

(3)
The Target amount is based on the Management Incentive Plan's target funding level of 100% upon achievement by the Company of 100% of certain Reported Resort EBITDA targets and VRDC Performance Goals for fiscal 2009, with the resulting funding applied to the executive's target percentage of base salary and then paid out (other than for Mr. Katz, whose bonus is tied entirely to corporate performance) at the 100% target level for individual performance (which can be paid out in an amount equal to 0%, 70%, 100%, 115% or 130% of the funded amount).

(4)
The Maximum amount is based on the Management Incentive Plan's maximum funding level of 200% upon achievement by the Company of at least 120% of certain Reported Resort EBITDA targets for fiscal 2009 and maximum achievement of the VRDC Performance Goals, with the resulting funding applied to the executive's target percentage of base salary and then paid out (other than for Mr. Katz, whose bonus is tied entirely to corporate performance) at the 130% maximum level for individual performance (which can be paid out in an amount equal to 0%, 70%, 100%, 115% or 130% of the funded amount).

(5)
Represents RSUs that, unless otherwise specifically noted below, generally vest in three equal annual installments beginning on the first anniversary of the date of grant. The grants were made pursuant to the 2002 Plan. The fiscal 2009 expense for such RSUs recognized for financial statement reporting purposes by the Company is included in the Summary Compensation Table in the column entitled "Stock Awards" and the applicable valuation assumptions are referenced in footnote 2 to that table.

(6)
Represents SARs that, unless otherwise specifically noted below, generally vest in three equal annual installments beginning on the first anniversary of the date of grant. The exercise price of each SAR is equal to the closing price of our common stock on the date of grant. Upon the exercise of a SAR, the actual number of shares the Company will issue to the participant is equal the quotient of (i) the product of (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised, divided by (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations. The grants were made pursuant to the Company's 2002 Plan. The fiscal 2009 expense for such SARs recognized for financial statement reporting purposes by the Company is included in the Summary Compensation Table in the column entitled "Option/Stock Appreciation Right Awards" and the applicable valuation assumptions are referenced in footnote 3 to that table.

(7)
The amounts shown represent the total fair value of the award calculated as of the grant date in accordance with FAS 123R, "Share Based Payment" (net of estimated forfeitures related to service-based vesting conditions), and do not represent cash payments made to the individuals or amounts realized, or amounts that may be realized. Under FAS 123R, the fair value of awards granted to employees is recognized ratably over the vesting period. Assumptions used in the calculation of these amounts are included in note 18 to our audited financial statements for fiscal 2009, which are included in our annual report on Form 10-K for fiscal 2009 filed with the SEC on September 24, 2009.

(8)
Represents RSUs granted for 50% payment of Mr. Katz's total bonus award for fiscal 2008 performance and is reflected in Stock Awards in column "(e)" of the Summary Compensation Table for fiscal year 2008.

(9)
These awards cliff vest in full two years and seven months from the date of grant.

(10)
These awards cliff vest in full on the third anniversary of the date of grant.

(11)
These awards were granted in connection with the Company-wide wage reduction plan as more fully described under the heading "Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Base Salary" above.

Employment Agreements

        In October 2008, our named executive officers entered into new executive employment agreements for the purpose of updating all agreements to comply with Section 409A of the Internal Revenue Code and to reflect certain best practices in the agreements as recommended by a compensation consultant. These agreements were approved by the Compensation Committee to supersede and replace such officers' pre-existing agreements. The agreements entered into with our named executive officers are described below.

Robert A. Katz, Chief Executive Officer

        The Company entered into an employment agreement with Robert A. Katz effective October 15, 2008 to supersede and replace his prior agreement dated February 28, 2006. The agreement has an initial term through October 15, 2011, unless earlier terminated, and provides for automatic renewal for successive one year periods if neither party provides written notice of non-renewal to the other not less than 60 days prior to the then-current scheduled expiration date. Under the employment agreement, the initial base salary was set at $843,500, subject to annual adjustments by the Compensation Committee, though in no case may the base salary be reduced at any time below the then-current level. As part of the Company-wide wage reduction plan effective April 2, 2009, Mr. Katz waived this requirement and has decided not to take any salary for a twelve month period and then receive his original salary reduced by 15% when his salary reinstates in April 2010. Pursuant to the employment agreement, Mr. Katz also participates in the Company's annual bonus incentive plan which currently is the Company's Management Incentive Plan, as more fully described under the heading "Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus" of this proxy statement, under which any awards are at the discretion of the Compensation Committee. Under the employment agreement, if the Company achieves specified performance targets for the year under the Management Incentive Plan, Mr. Katz's "target opportunity" will be 100% of his base salary. The agreement provides that Mr. Katz's bonus is to be paid 50% in cash and 50% in RSUs that vest annually over a three year period. Mr. Katz also receives other benefits and perquisites on the same terms as afforded to senior executives generally, including customary health, disability and insurance benefits, certain club membership benefits and participation in the Company's Executive Perquisite Fund Program with an allowance of $70,000 annually.

        The employment agreement also provides for certain payments in connection with the termination (including constructive termination) of Mr. Katz under certain circumstances, as more fully described under the heading "Potential Payments Upon Termination or Change in Control" below.

        Mr. Katz's employment agreement contains standard provisions for non-competition and non-solicitation of the Company's managerial employees that become effective as of the date of Mr. Katz's termination of employment and that continue for two years thereafter. Mr. Katz is also subject to a permanent covenant to maintain confidentiality of the Company's confidential information.

        As part of the October 2008 employment agreement entered into with Mr. Katz, the Company agreed to grant to Mr. Katz, on March 1, 2009, to the extent Mr. Katz was still employed on that date, certain awards of RSUs and SARs totaling $4.8 million in value (using the Company's standard methodology), which vest in full two years and seven months from the date of grant and are otherwise subject to the terms of the 2002 Plan. The March 1, 2009 date coincides with the final vesting date of the grant of restricted shares and SARs that Mr. Katz received upon his hire on February 28, 2006. The Compensation Committee specifically approved this arrangement as a retention tool and, based on the amortized value of the award over its life when added to Mr. Katz's other annual compensation, to provide total annual target compensation for Mr. Katz at the 75th percentile of the compensation paid to chief executive officers in our competitive peer group, as discussed above in the CD&A section of this proxy statement. On March 1, 2009, Mr. Katz was granted the number of RSUs and SARs indicated in the Grants of Plan-Based Awards table above.

Jeffrey W. Jones, Senior Executive Vice President and Chief Financial Officer

        The Company entered into an employment agreement with Jeffrey W. Jones effective October 15, 2008 to supersede and replace his prior agreement dated September 29, 2004. The agreement has an initial term through October 15, 2011, unless earlier terminated, and provides for automatic renewal for successive one year periods if neither party provides written notice of non-renewal to the other not less than 60 days prior to the then-current scheduled expiration date. Under the employment agreement, the initial base salary was set at $455,271, subject to annual adjustments by the Compensation Committee, though in no case may the base salary be reduced at any time below the then-current level. As part of the Company-wide wage reduction plan effective April 2, 2009, Mr. Jones waived this requirement and accepted a salary reduction of 10%. Pursuant to the employment agreement, Mr. Jones also participates in the Company's annual bonus incentive plan which currently is the Company's Management Incentive Plan, as more fully described in "Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus" of this proxy statement, under which any awards are at the discretion of the Compensation Committee. Under the employment agreement, if the Company achieves specified performance targets for the year under the Management Incentive Plan, Mr. Jones' "target opportunity" will be 60% of his base salary. Mr. Jones also receives other benefits and perquisites on the same terms as afforded to senior executives generally, including customary health, disability and insurance benefits, certain club membership benefits and participation in the Company's Executive Perquisite Fund Program.

        The employment agreement also provides for certain payments in connection with the termination (including constructive termination) of Mr. Jones under certain circumstances, as more fully described under the heading "Potential Payments Upon Termination or Change in Control" below.

        Mr. Jones' employment agreement contains standard provisions for non-competition and non-solicitation of the Company's managerial employees that become effective as of the date of Mr. Jones' termination of employment and that continue for one year thereafter. Mr. Jones is also subject to a permanent covenant to maintain confidentiality of the Company's confidential information.

        On September 26, 2007, the Company entered into a First Amendment to the Amended and Restated Employment Agreement with Mr. Jones, to provide for the grant, on September 30, 2008, to the extent Mr. Jones is still employed on that date, of certain awards of RSUs and SARs totaling $2,300,000 in value (using the Company's standard methodology), which vest in full on the third anniversary of the date of grant and are otherwise subject to the terms of the 2002 Plan. On September 18, 2008, the Company entered into a Restated First Amendment to the Amended and Restated Employment Agreement with Mr. Jones, to provide that the grant date of these RSUs and SARs coincide with the date of the regularly scheduled meeting of the Company's Board of Directors on September 23, 2008. On such date, Mr. Jones was granted the number of RSUs and SARs indicated in the Grants of Plan-Based Awards table above.

Keith A. Fernandez, President, Vail Resorts Development Company

        Vail Holdings, Inc. (VHI), a wholly-owned subsidiary of the Company, entered into an employment agreement with Keith A. Fernandez effective October 15, 2008 to supersede and replace his prior agreement dated as of May 4, 2006, as amended. The agreement has an initial term through October 15, 2011, unless earlier terminated, and provides for automatic renewal for successive one year periods if neither party provides written notice of non-renewal to the other not less than 60 days prior to the then-current scheduled expiration date. Under the employment agreement, the initial base salary was set at $420,000, subject to annual adjustments by the Compensation Committee, though in no case may the base salary be reduced at any time below the then-current level. As part of the Company-wide wage reduction plan effective April 2, 2009, Mr. Fernandez waived this requirement and accepted a salary reduction of 10%. Pursuant to the employment agreement, Mr. Fernandez also participates in the Company's annual bonus incentive plan which currently is the Company's Management Incentive Plan, as more fully described in "Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus" of this proxy statement, under which any awards are at the discretion of the Compensation Committee. Under the employment agreement, if the Company achieves specified performance targets for the year under the Management Incentive Plan, Mr. Fernandez's "target opportunity" will be 50% of his base salary. Mr. Fernandez also receives other benefits and perquisites on the same terms as afforded to senior executives generally, including customary health, disability and insurance benefits, certain club membership benefits and participation in the Company's Executive Perquisite Fund Program.

        Mr. Fernandez's employment agreement also provides that each year commencing on or about October 2008, Mr. Fernandez will receive equity incentive grants totaling a target of $450,000 in value, but the value and terms of any such grants are subject to the discretion of the Compensation Committee.

        The employment agreement also provides for certain payments in connection with the termination (including constructive termination) of Mr. Fernandez under certain circumstances, as more fully described under the heading "Potential Payments Upon Termination or Change in Control" below.

        Mr. Fernandez's employment agreement contains standard provisions for non-competition and non-solicitation of the Company's managerial employees that become effective as of the date of Mr. Fernandez's termination of employment and that continue for one year thereafter. Mr. Fernandez is also subject to a permanent covenant to maintain confidentiality of the Company's confidential information.

John McD. Garnsey, Co-President, Mountain Division and COO, Beaver Creek Mountain Resort

        VHI entered into an employment agreement with John McD. Garnsey effective October 15, 2008 to supersede and replace his prior agreement dated as of May 17, 1999. The agreement has an initial term through October 15, 2011, unless earlier terminated, and provides for automatic renewal for successive one year periods if neither party provides written notice of non-renewal to the other not less than 60 days prior to the then-current scheduled expiration date. Under the employment agreement, the initial base salary was set at $365,000, subject to annual adjustments by the Compensation Committee, though in no case may the base salary be reduced at any time below the then-current level. As part of the Company-wide wage reduction plan effective April 2, 2009, Mr. Garnsey waived this requirement and accepted a salary reduction of 10%. Additionally, the agreement provides that Mr. Garnsey's base salary would increase to $385,000 effective August 1, 2009; however, consistent with the waiver noted above, this new salary took effect on such date at a 10% reduced level. Pursuant to the employment agreement, Mr. Garnsey also participates in the Company's annual bonus incentive plan which currently is the Company's Management Incentive Plan, as more fully described in "Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus" of this proxy statement, under which any awards are at the discretion of the Compensation Committee. Under the employment agreement, if the Company achieves specified performance targets for the year under the Management Incentive Plan, Mr. Garnsey's "target opportunity" will be 50% of his base salary. Mr. Garnsey also receives other benefits and perquisites on the same terms as afforded to senior executives generally, including customary health, disability and insurance benefits, certain club membership benefits and participation in the Company's Executive Perquisite Fund Program.

        The employment agreement also provides for certain payments in connection with the termination (including constructive termination) of Mr. Garnsey under certain circumstances, as more fully described under the heading "Potential Payments Upon Termination or Change in Control" below.

        Mr. Garnsey's employment agreement contains standard provisions for non-competition and non-solicitation of the Company's managerial employees that become effective as of the date of Mr. Garnsey's termination of employment and that continue for one year thereafter. Mr. Garnsey is also subject to a permanent covenant to maintain confidentiality of the Company's confidential information.

Blaise T. Carrig, Co-President, Mountain Division and COO, Heavenly Mountain Resort

        VHI entered into an employment agreement with Blaise T. Carrig effective October 15, 2008 to supersede and replace his prior agreement dated as of July 23, 2002. The agreement has an initial term through October 15, 2011, unless earlier terminated, and provides for automatic renewal for successive one year periods if neither party provides written notice of non-renewal to the other not less than 60 days prior to the then-current scheduled expiration date. Under the employment agreement, the initial base salary was set at $365,000, subject to annual adjustments by the Compensation Committee, though in no case may the base salary be reduced at any time below the then-current level. As part of the Company-wide wage reduction plan effective April 2, 2009, Mr. Carrig waived this requirement and accepted a salary reduction of 10%. Additionally, the agreement provides that Mr. Carrig's base salary would increase to $385,000 effective August 1, 2009; however, consistent with the waiver noted above, this new salary took effect on such date at a 10% reduced level. Pursuant to the employment agreement, Mr. Carrig also participates in the Company's annual bonus incentive plan which currently is the Company's Management Incentive Plan, as more fully described in "Executive Compensation—Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Bonus" of this proxy statement, under which any awards are at the discretion of the Compensation Committee. Under the employment agreement, if the Company achieves specified performance targets for the year under the Management Incentive Plan, Mr. Carrig's "target opportunity" will be 50% of his base salary. Mr. Carrig also receives other benefits and perquisites on the same terms as afforded to senior executives generally, including customary health, disability and insurance benefits, certain club membership benefits and participation in the Company's Executive Perquisite Fund Program.

        The employment agreement also provides for certain payments in connection with the termination (including constructive termination) of Mr. Carrig under certain circumstances, as more fully described under the heading "Potential Payments Upon Termination or Change in Control" below.

        Mr. Carrig's employment agreement contains standard provisions for non-competition and non-solicitation of the Company's managerial employees that become effective as of the date of Mr. Carrig's termination of employment and that continue for one year thereafter. Mr. Carrig is also subject to a permanent covenant to maintain confidentiality of the Company's confidential information.

        In connection with Mr. Carrig's previous employment agreement, Heavenly Valley Limited Partnership (Heavenly LP) entered into an Addendum with Mr. Carrig, dated September 1, 2002, in which Heavenly LP agreed to invest up to $600,000, but not to exceed 50% of the purchase price, for the purchase of a residence for Mr. Carrig and his family in the greater Lake Tahoe area of California. Heavenly LP contributed $449,500 toward the purchase price of the residence and thereby obtained an approximate 50% undivided ownership interest in such residence. Upon the resale of the residence, or within approximately eighteen (18) months of the termination of Mr. Carrig's employment with Heavenly LP, whichever is earlier, Heavenly LP is entitled to receive its proportionate share of the resale price of the residence, less certain deductions. This Addendum is incorporated into the October 2008 employment agreement with Mr. Carrig. In October 2009, Mr. Carrig purchased Heavenly LP's interest in his home for $449,500, a price supported by an independent, third party appraisal and approved by the Audit Committee of the Board in accordance with the Company's Related Party Transactions Policy.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table shows certain information regarding outstanding equity awards held by the named executive officers as of July 31, 2009.

Outstanding Equity Awards at July 31, 2009

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options/SARs Exercisable (#)(1)		Number of Securities Underlying Unexercised Options/SARs Unexercisable (#)(1)(2)		Option/SAR Exercise Price ($)(3)	Option/SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)(5)	Market Value of Shares or Units of Stock That Have Not Vested ($)(6)
Robert A.	5,000 (options	)			16.75	12/10/12
Katz	5,000 (options	)			14.73	11/20/13
	15,000 (options	)			18.73	9/28/14
	300,000 (SARs	)			31.69	2/28/16
	24,143 (SARs	)	48,285 (SARs	)	60.05	9/25/17
			113,871 (SARs	)	40.09	9/23/18
			521,262 (SARs	)	18.88	3/01/19
							3,194	91,380
							5,260	150,489
							7,427	212,486
							52,966	1,515,357
Jeffrey W. Jones	50,000 (options	)			18.73	9/28/14
	30,000 (options	)			28.08	9/30/15
	100,000 (options	)			28.08	9/30/15
	16,014 (SARs	)	8,007 (SARs	)	39.72	10/4/16
	5,799 (SARs	)	11,597 (SARs	)	60.05	9/25/17
			28,083 (SARs	)	40.09	9/23/18
			73,717 (SARs	)	40.09	9/23/18
			5,777 (SARs	)	16.51	3/10/19
							999	28,581
							1,367	39,110
							2,918	83,484
							28,685	820,678
Keith A. Fernandez	16,626 (SARs	)			35.63	5/31/16
	8,573 (SARs	)	17,144 (SARs	)	60.05	9/25/17
			40,497 (SARs	)	40.09	9/23/18
			5,329 (SARs	)	16.51	3/10/19
							2,943	84,199
							1,819	52,042
							4,208	120,391
John McD. Garnsey	18,000 (options	)			18.73	9/28/14
	17,500 (options	)			28.08	9/30/15
	9,341 (SARs	)	4,671 (SARs	)	39.72	10/04/16
	3,383 (SARs	)	6,765 (SARs	)	60.05	9/25/17
			18,902 (SARs	)	40.09	9/23/18
			4,885 (SARs	)	16.51	3/10/19
							499	14,276
							683	19,541
							5,867	167,855
							1,964	56,190
Blaise T.	333 (options	)			14.73	11/20/13
Carrig	7,333 (options	)			18.73	9/28/14
	17,500 (options	)			28.08	9/30/15
	9,341 (SARs	)	4,671 (SARs	)	39.72	10/04/16
	3,383 (SARs	)	6,765 (SARs	)	60.05	9/25/17
			18,902 (SARs	)	40.09	9/23/18
			4,885 (SARs	)	16.51	3/10/19
							499	14,276
							683	19,541
							5,867	167,855
							1,964	56,190

(1)
Represents exercisable or unexercisable stock options and SARs that unless otherwise specifically noted, generally vest in three equal annual installments beginning on the first anniversary of the date of grant. Upon the exercise of a SAR, the actual number of shares the Company will issue to the participant is equal the quotient of (i) the product of (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised, divided by (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations.

(2)
The grant dates and vesting dates of each unexercisable SAR award are as follows:

	Number of unexercisable SARs	Grant Date	Vesting Schedule of Original Total Grant	Vesting Date (date award is vested in full)
Robert A. Katz	48,285	September 25, 2007	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 25, 2010
	113,871	September 23, 2008	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2011
	521,262	March 1, 2009	Cliff vest in full two years and seven months from the date of grant.	September 30, 2011
Jeffrey W. Jones	8,007	October 4, 2006	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	October 4, 2009
	11,597	September 25, 2007	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 25, 2010
	28,083	September 23, 2008	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2011
	73,717	September 23, 2008	Cliff vest in full on the third anniversary of the date of grant.	September 23, 2011
	5,777	March 10, 2009	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	March 10, 2012
Keith A. Fernandez	17,144	September 25, 2007	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 25, 2010
	40,497	September 23, 2008	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2011
	5,329	March 10, 2009	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	March 10, 2012
John McD. Garnsey	4,671	October 4, 2006	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	October 4, 2009
	6,765	September 25, 2007	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 25, 2010
	18,902	September 23, 2008	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2011
	4,885	March 10, 2009	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	March 10, 2012
Blaise T. Carrig	4,671	October 4, 2006	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	October 4, 2009
	6,765	September 25, 2007	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 25, 2010
	18,902	September 23, 2008	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2011
	4,885	March 10, 2009	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	March 10, 2012
(3)
The exercise price of each stock option and SAR is equal to the closing price of our common stock on the date of grant.

(4)
Represents unvested RSUs that, unless otherwise specifically noted, generally vest in three equal annual installments beginning on the first anniversary of the date of grant.

(5)
The grant dates and vesting dates of RSUs that have not vested are as follows:

	Number of unvested RSUs	Grant Date	Vesting Schedule of Original Total Grant	Vesting Date (date award is vested in full)
Robert A. Katz	3,194	September 25, 2007	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 25, 2010
	5,260	September 23, 2008	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2011
	7,427	September 23, 2008	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2011
	52,966	March 1, 2009	Cliff vest in full two years and seven months from the date of grant.	September 30, 2011
Jeffrey W. Jones	999	October 4, 2006	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	October 4, 2009
	1,367	September 25, 2007	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 25, 2010
	2,918	September 23, 2008	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2011
	28,685	September 23, 2008	Cliff vest in full on the third anniversary of the date of grant.	September 23, 2011
Keith A. Fernandez	2,943	August 6, 2007	Equal annual installments over a two-year period beginning on anniversary of the date of grant.	August 6, 2009
	1,819	September 25, 2007	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 25, 2010
	4,208	September 23, 2008	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2011
John McD. Garnsey	499	October 4, 2006	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	October 4, 2009
	683	September 25, 2007	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 25, 2010
	5,867	January 8, 2008	Cliff vest on third anniversary of the date of the grant.	January 8, 2011
	1,964	September 23, 2008	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2011
Blaise T. Carrig	499	October 4, 2006	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	October 4, 2009
	683	September 25, 2007	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 25, 2010
	5,867	January 8, 2008	Cliff vest on third anniversary of the date of the grant.	January 8, 2011
	1,964	September 23, 2008	Equal annual installments over a three-year period beginning on anniversary of the date of grant.	September 23, 2011
(6)
The July 31, 2009 fair market value of these unvested RSU awards was valued at the closing price of the Company's common stock on July 31, 2009 of $28.61 per share, multiplied by the number of units.

OPTION EXERCISES AND STOCK VESTED

        The following table shows for fiscal 2009 certain information regarding option exercises and stock vested during the last fiscal year with respect to the named executive officers:

Option Exercises and Stock Vested in Fiscal 2009

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)		Value Realized on Vesting ($)(1) (e)
Robert A. Katz	—	—	7,431	(2)	229,773
Jeffrey W. Jones	—	—	43,017	(3)	1,500,633
Keith A. Fernandez	—	—	6,192	(4)	221,519
John McD. Garnsey	—	—	1,509	(5)	51,332
Blaise T. Carrig	—	—	1,509	(6)	51,332

(1)
For purposes of this table, the aggregate dollar value realized on the vesting of restricted shares and restricted stock units was computed by multiplying the closing price of the Company's common stock on the vesting date, by the number of shares vested.

(2)
On February 28, 2006, Mr. Katz was granted 30,000 shares of restricted shares that vest in equal monthly installments over a three-year period beginning on the same date in the first month following the date of grant. 5,834 of the shares indicated as vesting were already outstanding and held by Mr. Katz, but were subject to the Company's repurchase right until vested.

(3)
Represents the aggregate number of shares acquired on vesting. Of this amount, 14,913 shares were withheld by the Company from those vested to satisfy tax withholding requirements. The corresponding value realized on vesting in column "(e)" reflects the value of the aggregate number of shares acquired, irrespective of shares withheld to satisfy tax withholding requirements.

(4)
Represents the aggregate number of shares acquired on vesting. Of this amount, 1,925 shares were withheld by the Company from those vested to satisfy tax withholding requirements. The corresponding value realized on vesting in column "(e)" reflects the value of the aggregate number of shares acquired, irrespective of shares withheld to satisfy tax withholding requirements.

(5)
Represents the aggregate number of shares acquired on vesting. Of this amount, 468 shares were withheld by the Company from those vested to satisfy tax withholding requirements. The corresponding value realized on vesting in column "(e)" reflects the value of the aggregate number of shares acquired, irrespective of shares withheld to satisfy tax withholding requirements.

(6)
Represents the aggregate number of shares acquired on vesting. Of this amount, 398 shares were withheld by the Company from those vested to satisfy tax withholding requirements. The corresponding value realized on vesting in column "(e)" reflects the value of the aggregate number of shares acquired, irrespective of shares withheld to satisfy tax withholding requirements.

PENSION BENEFITS

        The Company does not provide pension benefits or a defined contribution plan to the named executive officers other than the Company's tax-qualified 401(k) plan.

NONQUALIFIED DEFERRED COMPENSATION

        The following table shows for fiscal 2009 certain information regarding non-qualified deferred compensation benefits for the named executive officers.

Nonqualified Deferred Compensation for Fiscal 2009

Name (a)	Executive Contributions in Last FY($) (b)		Registrant Contributions in Last FY($) (c)	Aggregate Earnings in Last FY($) (d)	Aggregate Withdrawals/ Distributions($) (e)	Aggregate Balance at Last FYE($) (f)
Robert A. Katz	—		—	—	—	—
Jeffrey W. Jones	—		—	(584)	—	2,762
Keith A. Fernandez	—		—	—	—	—
John McD. Garnsey	—		—	(7,022)	—	69,792
Blaise T. Carrig	30,239	(1)	—	8,787	619,895	167,828

(1)
Represents amount deferred, which is reported as compensation to the named executive officer in the Summary Compensation Table.

        On September 15, 2000, Vail Associates, Inc., an indirect wholly owned subsidiary of the Company, which we refer to in this section of the proxy statement as the Employer, adopted a Deferred Compensation Plan, which we refer to as the Grandfathered Plan, for the benefit of a select group of management or highly compensated employees, or participants. The Grandfathered Plan is not tax qualified. Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, sets forth specific tax requirements related to nonqualified deferred compensation plans, including the Grandfathered Plan. Rules under Section 409A are effective for nonqualified deferrals of compensation after December 31, 2004. As a result, after December 31, 2004, no new contributions were accepted into the Grandfathered Plan.

        Effective January 1, 2005, the Employer began operating a new nonqualified deferred compensation plan designed to comply with Section 409A, which we refer to as the Plan. The Plan provides for two classes of participants. Class 1 participants may contribute to the Plan up to 95% of their base pay and up to 95% of any Employer-paid bonus. Class 2 participants may defer only an amount of base pay equal to any 401(k) compliance test refund. Effective January 1, 2007, all participants will be eligible to defer up to 80% of their base salary (including an amount of base pay equal to any 401(k) compliance test refund) and 100% of any Employer-paid bonus. Members of the Board may contribute up to 100% of their director fees. All contributions made by participants are 100% vested. The Employer may, on an annual basis, elect to make matching and/or discretionary employer contributions, although to date, the Employer has not made any such contributions. Matching and discretionary contributions vest as determined by the Employer or the Plan's administrative committee, which we refer to in this section of the proxy statement as the Plan Committee. The Employer or the Plan Committee may accelerate the vesting on matching and/or discretionary Employer contributions at any time, and accelerated vesting will generally occur automatically upon a change in control as defined in Section 409A.

        Under the Plan, all contributions for a Plan year are allocated among the following two types of accounts at the election of the Participant: Separation from Service accounts and Scheduled Distribution accounts. Separation from Service accounts are generally payable in a lump sum or installments six months following the termination of a Participant's employment. Scheduled Distribution accounts are generally payable as a lump sum at a designated date at least three years from the year of deferral. Participants have limited rights to delay distributions from either type of account, provided that the election to delay a distribution (i) is made at least twelve months prior to the date the distribution would otherwise have been made, and (ii) delays the distribution for at least five years. All accounts are payable immediately upon the Participant's disability or death. Participants generally have the right to receive an early distribution from their accounts only upon an unforeseeable emergency. Participants have the right to designate hypothetical investments for their accounts, and their accounts are credited with gains or losses in accordance with the Participants' selections.

        All contributions are placed in a rabbi trust which restricts the Employer's use of and access to the contributions. However, all money in the rabbi trust remains subject to the Employer's general creditors in the event of bankruptcy. The trustee, Wells Fargo Bank Minnesota, N.A., is entitled to invest the trust fund in accordance with guidelines established by the Employer. Currently, all assets are invested in a Trust-Owned Life Insurance policy. To the extent that the funds in the trust are insufficient to pay Plan benefits, the Employer is required to fund the difference.

        The Plan Committee, which does not include any of our named executive officers, is charged with responsibility to select certain mutual funds, insurance company separate accounts, indexed rates or other methods (the "Measurement Funds") for purposes of crediting or debiting additional amounts to Participants' account balances. Participants may elect one or more of these Measurement Funds for purposes of crediting or debiting additional amounts to his or her account balance. As necessary, the Plan Committee may discontinue, substitute or add a Measurement Fund. Each such action will take effect as of the first day of the first calendar quarter that begins at least thirty (30) days after the day on which the Plan Committee gives Participants advance written notice of such change. Participants can change their Measurement Fund allocation as often as daily. The Measurement Funds are valued daily at their net asset values.

        Using the weighted average return methodology, the rate of return for the Plan, as a weighted portfolio, for the prior twelve-month period ended July 31, 2009 was -7.39%. The rate of return of the S&P 500 for that same period was -19.96%. For this purpose, the weighted portfolio is a weighted average percentage allocation based on the Plan sponsor's liability holdings for a given point in time, and the weighted average returns are calculated based on the weights assigned using the returns of the underlying funds. Actual account cash balances were not used in calculating this performance. Additionally, account deposits, withdrawals, transfers, loans and death benefits, as well as the timing of any flows were not considered in this performance calculation. The Plan does not provide for the payment of interest based on above-market rates.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table summarizes the Company's equity compensation plans as of July 31, 2009:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(in thousands)		(in thousands)
Equity compensation plans approved by security holders(1)	2,606	$30.49	1,322
Equity compensation plans not approved by security holders	—	—	—

Total	2,606	$30.49	1,322

(1)
Column (a) includes 424,000 RSUs that are not included in the calculation of the Weighted-Average Exercise Price in column (b).

(2)
Includes the gross number of shares underlying outstanding SARs. Upon the exercise of a SAR, the actual number of shares we will issue to the participant is equal the quotient of (i) the product of (x) the excess of the per share fair market value of our common stock on the date of exercise over the exercise price, multiplied by (y) the number of SARs exercised, divided by (ii) the per share fair market value of our common stock on the date of exercise, less any shares withheld to cover payment of applicable tax withholding obligations.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

        The Company has entered into employment agreements with each of our named executive officers, as described above. These agreements require us to provide compensation to these executives in the event of a termination of employment or a change in control of the Company. Each of the employment agreements provide that the Company may terminate the executive at any time with or without cause. However, if the executive's employment is terminated without cause or terminated by the executive for good reason, then the executive shall be entitled to receive compensation in the amounts and under the circumstances described below. In addition, the forms of award agreements used with all of our employees provide for the full acceleration of vesting of outstanding stock options, SARs, restricted stock, and RSUs upon a change in control of the Company.

        In accordance with each employment agreement with the named executive officers, if the executive breaches the post-employment non-competition or non-solicitation covenants to which he is subject under his employment agreement, then the executive must promptly reimburse the Company for any severance payments received from, or payable by, the Company.

Robert A. Katz, Chief Executive Officer

        Mr. Katz's employment agreement provides that upon (i) the giving of notice of non-renewal by the Company or termination by the Company without cause or (ii) termination by Mr. Katz for good reason, Mr. Katz is entitled to receive certain benefits so long as he has executed a release in connection with his termination, including: (a) two years of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, (c) one year's COBRA premiums for continuation of health and dental coverage, payable in a lump sum, and (d) full vesting of any RSUs, SARs or other equity awards held by Mr. Katz. If, in connection with a change in control, (i) the Company terminates Mr. Katz without cause or gives notice of non-renewal of his agreement or (ii) Mr. Katz terminates for good reason, Mr. Katz is entitled to receive, so long as he has executed a release in connection with his termination: (a) two years of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, (c) an amount equal to the cash bonus paid to Mr. Katz in the prior year, and (d) to the extent not already vested, full vesting of any RSUs, SARs or other equity awards held by Mr. Katz.

        The following table describes the estimated potential compensation to Mr. Katz upon termination or a change in control of the Company:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason	Change in Control	Termination following Change in Control(2)
Base Salary	$1,433,992	—	$1,433,992
Option/SAR/RSU/Restricted Stock Acceleration	$7,041,592	$7,041,592	—
Bonus	$873,048	—	$1,083,929
Health Insurance	$18,144	—	—
Total	$9,366,776	$7,041,592	$2,517,921

(1)
Assumes the following: (a) reduced base salary equal to $716,996 is in effect as of the assumed termination or change in control date of July 31, 2009; (b) executive's unvested RSUs and SARs at July 31, 2009 would be subject to accelerated vesting on that date (when the last reported closing price per share of our common stock was $28.61); and (c) all Company targets under the Management Incentive Plan are met and executive's pro rata bonus payable as of the termination date is the Target amount indicated under Non-Equity Incentive Plan Awards in the Grants of Plan-Based Awards table above.

(2)
Benefits triggered upon termination without cause or resignation for good reason would apply in the same manner following a change in control when the new owners are bound by the terms of the employment agreement, except that equity awards would have already accelerated in full upon the change in control event.

Jeffrey W. Jones, Senior Executive Vice President and Chief Financial Officer

        Mr. Jones' employment agreement provides that upon (i) the giving of notice of non-renewal by the Company or termination by the Company without cause or (ii) termination by Mr. Jones for good reason, Mr. Jones is entitled to receive certain benefits so long as he has executed a release in connection with his termination, including: (a) one year of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, and (c) one year's COBRA premiums for continuation of health and dental coverage, payable in a lump sum. If, in connection with a change in control, (i) the Company terminates Mr. Jones without cause or gives notice of non-renewal of his agreement or (ii) Mr. Jones terminates for good reason, Mr. Jones is entitled to receive, so long as he has executed a release in connection with his termination: (a) one year of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, (c) an amount equal to the cash bonus paid to Mr. Jones in the prior year, and (d) to the extent not already vested, full vesting of any RSUs, SARs or other equity awards held by Mr. Jones.

        The following table describes the estimated potential compensation to Mr. Jones upon termination or a change in control of the Company:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason	Change in Control	Termination following Change in Control(2)
Base Salary	$409,744	—	$409,744
Option/SAR/RSU Acceleration	—	$1,041,755	—
Bonus	$289,087	—	$425,678
Health Insurance	$18,144	—	—
Total	$716,985	$1,041,755	$835,422

(1)
Assumes the following: (a) base salary equal to $409,744 is in effect as of the assumed termination or change in control date of July 31, 2009; (b) all of executive's unvested SARs and RSUs at July 31, 2009 would be subject to accelerated vesting on that date (when the last reported closing price per share of our common stock was $28.61) in the case of a change in control; and (c) all Company and individual performance targets under the Management Incentive Plan are met and executive's pro rata bonus payable as of the termination date is the Target amount indicated under Non-Equity Incentive Plan Awards in the Grants of Plan-Based Awards table above.

(2)
Benefits triggered upon termination without cause or resignation for good reason would apply in the same manner following a change in control when the new owners are bound by the terms of the employment agreement, except that equity awards would have already accelerated in full upon the change in control event.

Keith A. Fernandez, President, Vail Resorts Development Company

        Mr. Fernandez's employment agreement provides that upon (i) the giving of notice of non-renewal by VHI or termination by VHI without cause or (ii) termination by Mr. Fernandez for good reason, Mr. Fernandez is entitled to receive certain benefits so long as he has executed a release in connection with his termination, including: (a) one year of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, and (c) one year's COBRA premiums for continuation of health and dental coverage, payable in a lump sum. If, in connection with a change in control, (i) VHI terminates Mr. Fernandez without cause or gives notice of non-renewal of his agreement or (ii) Mr. Fernandez terminates for good reason, Mr. Fernandez is entitled to receive, so long as he has executed a release in connection with his termination: (a) one year of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, (c) an amount equal to the cash bonus paid to Mr. Fernandez in the prior year, and (d) to the extent not already vested, full vesting of any RSUs, SARs or other equity awards held by Mr. Fernandez.

        The following table describes the estimated potential compensation to Mr. Fernandez upon termination or a change in control of the Company:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason	Change in Control	Termination following Change in Control(2)
Base Salary	$378,000	—	$378,000
Option/SAR/RSU Acceleration	—	$321,113	—
Bonus	$224,700	—	$372,361
Health Insurance	$18,144	—	—
Total	$620,844	$321,113	$750,361

(1)
Assumes the following: (a) base salary equal to $378,000 is in effect as of the assumed termination or change in control date of July 31, 2009; (b) executive's unvested SARs and RSUs at July 31, 2009 would be subject to accelerated vesting on that date (when the last reported closing price per share of our common stock was $28.61); and (c) all Company performance and individual targets under the Management Incentive Plan are met and executive's pro rata bonus payable as of the termination date is the Target amount indicated under Non-Equity Incentive Plan Awards in the Grants of Plan-Based Awards table above.

(2)
Benefits triggered upon termination without cause or resignation for good reason would apply in the same manner following a change in control when the new owners are bound by the terms of the employment agreement, except that equity awards would have already accelerated in full upon the change in control event.

John McD. Garnsey, Co-President, Mountain Division and COO, Beaver Creek Mountain Resort

        Mr. Garnsey's employment agreement provides that upon (i) the giving of notice of non-renewal by VHI or termination by VHI without cause or (ii) termination by Mr. Garnsey for good reason, Mr. Garnsey is entitled to receive certain benefits so long as he has executed a release in connection with his termination, including: (a) one year of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, and (c) one year's COBRA premiums for continuation of health and dental coverage, payable in a lump sum. If, in connection with a change in control, (i) VHI terminates Mr. Garnsey without cause or gives notice of non-renewal of his agreement or (ii) Mr. Garnsey terminates for good reason, Mr. Garnsey is entitled to receive, so long as he has executed a release in connection with his termination: (a) one year of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, (c) an amount equal to the cash bonus paid to Mr. Garnsey in the prior year, and (d) to the extent not already vested, full vesting of any RSUs, SARs or other equity awards held by Mr. Garnsey.

        The following table describes the estimated potential compensation to Mr. Garnsey upon termination or a change in control of the Company:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason	Change in Control	Termination following Change in Control(2)
Base Salary	$328,500	—	$328,500
Option/SAR/RSU Acceleration	—	$316,970	—
Bonus	$202,500	—	$291,925
Health Insurance	$10,884	—	—
Total	$541,884	$316,970	$620,425

(1)
Assumes the following: (a) base salary equal to $328,500 is in effect as of the assumed termination or change in control date of July 31, 2009; (b) executive's unvested SARs and RSUs at July 31, 2009 would be subject to accelerated vesting on that date (when the last reported closing price per share of our common stock was $28.61); and (c) all Company performance and individual targets under the Management Incentive Plan are met and executive's pro rata bonus payable as of the termination date is the Target amount indicated under Non-Equity Incentive Plan Awards in the Grants of Plan-Based Awards table above.

(2)
Benefits triggered upon termination without cause or resignation for good reason would apply in the same manner following a change in control when the new owners are bound by the terms of the employment agreement, except that equity awards would have already accelerated in full upon the change in control event.

Blaise T. Carrig, Co-President, Mountain Division and COO, Heavenly Mountain Resort

        Mr. Carrig's employment agreement provides that upon (i) the giving of notice of non-renewal by VHI or termination by VHI without cause or (ii) termination by Mr. Carrig for good reason, Mr. Carrig is entitled to receive certain benefits so long as he has executed a release in connection with his termination, including: (a) one year of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, and (c) one year's COBRA premiums for continuation of health and dental coverage, payable in a lump sum. If, in connection with a change in control, (i) VHI terminates Mr. Carrig without cause or gives notice of non-renewal of his agreement or (ii) Mr. Carrig terminates for good reason, Mr. Carrig is entitled to receive, so long as he has executed a release in connection with his termination: (a) one year of then-current base salary payable in a lump sum, (b) a prorated bonus (provided that performance targets are met) for the portion of the Company's fiscal year through the effective date of the termination or non-renewal, (c) an amount equal to the cash bonus paid to Mr. Carrig in the prior year, and (d) to the extent not already vested, full vesting of any RSUs, SARs or other equity awards held by Mr. Carrig.

        The following table describes the estimated potential compensation to Mr. Carrig upon termination or a change in control of the Company:

Executive Benefits and Payments(1)	Termination without Cause or Resignation for Good Reason	Change in Control	Termination following Change in Control(2)
Base Salary	$328,500	—	$328,500
Option/SAR/RSU Acceleration	—	$316,970	—
Bonus	$202,500	—	$293,750
Health Insurance	$18,144	—	—
Total	$549,144	$316,970	$622,250

(1)
Assumes the following: (a) base salary equal to $328,500 is in effect as of the assumed termination or change in control date of July 31, 2009; (b) executive's unvested SARs and RSUs at July 31, 2009 would be subject to accelerated vesting on that date (when the last reported closing price per share of our common stock was $28.61); and (c) all Company performance and individual targets under the Management Incentive Plan are met and executive's pro rata bonus payable as of the termination date is the Target amount indicated under Non-Equity Incentive Plan Awards in the Grants of Plan-Based Awards table above.

(2)
Benefits triggered upon termination without cause or resignation for good reason would apply in the same manner following a change in control when the new owners are bound by the terms of the employment agreement, except that equity awards would have already accelerated in full upon the change in control event.

 PROPOSAL 2. APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2002 LONG-TERM INCENTIVE AND SHARE AWARD PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE BY 2,500,000

        The Board originally approved the Vail Resorts, Inc. 2002 Long-Term Incentive and Share Award Plan on October 8, 2002, and our stockholders approved the plan on December 9, 2002, at which time 2,500,000 shares of common stock were initially reserved for issuance thereunder. On November 6, 2006 (the "Effective Date"), the Board adopted the Amended and Restated 2002 Long-Term Incentive and Share Award Plan (the "Plan"), and our stockholders approved the Plan on January 4, 2007. At that time, the number of shares of common stock authorized for issuance under the Plan was increased (1) from 2,500,000 to 5,000,000 shares and (2) augmented to include an amount equal to the number of shares of common stock remaining for issuance under the Company's 1999 Long-Term Incentive and Share Award Plan as of the Effective Date (283,707 shares). The Plan also provides that the shares authorized for issuance thereunder will be increased by the number of shares of common stock subject to outstanding awards under the 1999 Long-Term Incentive and Share Award Plan that are forfeited on or after the Effective Date (56,247 shares through August 31, 2009).

        As of August 31, 2009, there were a total of 5,339,954 shares of common stock reserved for issuance under the Plan, and awards (net of canceled or expired awards) covering an aggregate of 3,955,923 shares of common stock had been granted under the Plan. As a result, as of August 31, 2009, 1,384,031 shares of common stock (plus any shares that might in the future be returned to the Plan as a result of cancellations or expiration of awards) remained available for future grant under the Plan. As of August 31, 2009, there were nonqualified stock options to purchase 283,397 shares of common stock outstanding, SARs with respect to 1,635,283 shares of common stock outstanding and 412,784 RSUs outstanding. The weighted average exercise price of all outstanding options and SARs as of August 31, 2009 was approximately $30.89 and the weighted average remaining term of such options and SARs was approximately 7.9 years. As of October 5, 2009, there were 36,221,013 shares of our common stock outstanding. The per share closing price of our common stock on October 5, 2009 was $31.86.

        On September 22, 2009, our Board approved an amendment to the Plan, subject to stockholder approval, to increase the number of shares authorized for issuance under the Plan by an additional 2,500,000 shares. The primary purpose of the amendment is to make available additional shares of common stock for awards under the Plan to attract and retain well-qualified individuals to serve in key positions with the Company and its subsidiaries by providing them with performance-related incentives and stock-based awards. If the proposed amendment is approved, the reference to 5,000,000 in Section 4.1(a) of the Plan as part of the total number of shares reserved for issuance in connection with awards under the Plan would be changed to 7,500,000. This is the only change to the Plan proposed.

        Also on September 22, 2009, as part of our standard practice to make annual equity compensation grants in the first quarter following the completion of the fiscal year, the Board and Compensation Committee approved grants of RSUs and SARs, pursuant to the Plan, to the Company's officers, employees and directors. As a result, as of September 30, 2009, only 912,282 shares of common stock (plus any shares that might in the future be returned to the Plan as a result of cancellations or expiration of awards) remained available for future grant under the Plan.

        We are asking our stockholders to approve this amendment to the Plan as the Board believes that the continued availability and use of performance-based incentives and stock-based awards as an element of key employee compensation represents an important aspect in promoting the future growth and profitability of the Company and its subsidiaries. Our Board adopted this amendment to ensure that we can continue to grant awards under the Plan at levels determined appropriate by our Board and Compensation Committee to attract and retain qualified individuals and to provide additional incentive for employees, officers and directors through stock ownership. We believe the grant of such awards strengthens the mutuality of interest between those persons and the Company's stockholders.

        The following summary of the Plan is qualified in its entirety by express reference to the Plan, as proposed to be amended, which is attached as Appendix "B" to this Proxy Statement.

  Description of Plan, as Amended

        The Plan is intended to provide incentives to attract, retain and motivate employees, consultants and directors in order to achieve our long-term growth and profitability objectives. The Plan provides for the grant to eligible employees, consultants and directors of stock options, SARs, restricted stock, RSUs, performance stock, performance units, performance cash awards, dividend equivalents and other stock-based awards (the "Awards"). An aggregate of 7,500,000 shares of common stock has been reserved for issuance under the Plan; provided, however, that such number shall be increased by (1) the number of shares of common stock available for issuance under the Company's 1999 Long-Term Incentive and Share Award Plan as of the Effective Date and (2) the number of shares of common stock, if any, that are subject to awards issued under the Company's 1999 Long-Term Incentive and Share Award Plan that are forfeited, canceled, terminated or surrendered on or after the Effective Date (of which: (1) during a calendar year the maximum number of stock with respect to which options and SARs may be granted to an eligible participant under the Plan will be 1,000,000 shares of common stock, and (2) during a calendar year the maximum number of stock with respect to which performance stock, performance units, restricted stock and restricted share units intended to qualify as performance-based compensation may be granted to an eligible participant under the Plan shall be not more than the equivalent of 200,000 shares of common stock), subject to anti-dilution adjustments in the event of certain changes in our capital structure, as described below. If any Awards are forfeited, cancelled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of shares of common stock, any shares of common stock counted against the number of shares of common stock reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. Shares issued pursuant to the Plan will be either authorized but unissued stock or treasury stock.

  Eligibility and Administration

        Officers and other employees and consultants of the Company and its subsidiaries and affiliates and directors of the Company are eligible to be granted Awards under the Plan. The Plan is administered by the Compensation Committee (or sub-committee thereof) or such other Board committee (or the entire Board) as may be designated by the Board (the "Committee"). Unless otherwise determined by the Board, the Committee will consist of two or more non-employee directors with the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), each of whom is an outside director within the meaning of Internal Revenue Code Section 162(m). The Committee will determine which eligible employees, consultants and directors receive Awards, the types of Awards to be received and the terms and conditions thereof. The Committee will have authority to waive conditions relating to an Award or accelerate vesting of Awards. All of our employees are currently eligible to participate in the Plan. The actual number of employees who will receive future Awards under the Plan cannot be determined because selection for participation in the Plan is in the sole discretion of the Committee. Approximately 3,500 year-round employees, and six of the Company's non-employee directors, are currently eligible to participate in the Plan.

        The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Internal Revenue Code Section 424(a) applies. The number of shares of common stock reserved for issuance may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of shares of common stock subject to Awards before and after the substitution.

        The Committee will be permitted to delegate to officers or other directors of the Company the authority to perform administrative functions for the Plan and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine to the extent permitted under Rule 16b-3 of the Exchange Act and applicable law. If an Award is intended to be qualified as performance-based compensation under Section 162(m) of the Internal Revenue Code, the Committee may not increase the amount of compensation payable if it would disqualify the Award under Section 162(m) of the Internal Revenue Code.

        Except for certain antidilution adjustments, unless the approval of our stockholders is obtained, options and SARs issued under the Plan will not be amended to lower their exercise price and options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices.

  Awards

        Incentive stock options ("ISOs") intended to qualify for special tax treatment in accordance with the Internal Revenue Code and nonqualified stock options not intended to qualify for special tax treatment under the Internal Revenue Code may be granted for such number of shares of common stock as the Committee determines. The Committee will be authorized to set the terms relating to an option, including exercise price and the time and method of exercise. However, the exercise price of options will not be less than the fair market value of the stock on the date of grant, and the term will not be longer than ten years from the date of grant of the options. The terms of ISOs will comply with the provisions of Section 422 of the Internal Revenue Code. ISOs may only be granted to employees. Awards may be granted alone, in tandem with or in exchange for any other Award.

        A SAR will entitle the holder thereof to receive with respect to each share of common stock subject thereto, an amount equal to the excess of the fair market value of one share of common stock on the date of exercise (or, if the Committee so determines, at any time during a specified period before or after the date of exercise) over the exercise price of the SAR set by the Committee as of the date of grant. However, the exercise price of the SARs will not be less than the fair market value of the stock on the date of grant, and the term will not be longer than ten years from the date of grant of the SARs. Payment with respect to SARs may be made in cash or shares of common stock as determined by the Committee.

        Awards of restricted stock will be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine, including upon the achievement of performance criteria referred to below. Except as otherwise determined by the Committee, eligible individuals granted restricted stock will have all of the rights of a stockholder, including the right to vote restricted stock and receive dividends thereon, and unvested restricted stock will be forfeited upon termination of service during the applicable restriction period.

        A restricted share unit will entitle the holder thereof to receive shares of common stock or cash at the end of a specified deferral period. Restricted share units will also be subject to such restrictions as the Committee may impose. Such restrictions will lapse under circumstances as the Committee may determine, including upon the achievement of performance criteria referred to below. Except as otherwise determined by the Committee, restricted share units subject to deferral or restriction will be forfeited upon termination of service during any applicable deferral or restriction period.

        Performance stock and performance units will provide for future issuance of stock or payment of cash, respectively, to the recipient upon the attainment of corporate performance goals established by the Committee over specified performance periods. Performance cash awards will provide for the payment of cash to the recipient upon attainment of corporate performance goal established by the Committee over specified performance periods. Except as otherwise determined by the Committee, performance stock, performance units and performance cash awards will be forfeited upon termination of service during any applicable performance period. Prior to payment of performance stock, performance units or performance cash awards, the Committee will certify that the performance objectives were satisfied. Performance objectives may vary from individual to individual and will be based upon one or more of the following performance criteria as the Committee may deem appropriate: appreciation in value of the common stock; total stockholder return; earnings per share; operating income; net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pro forma net income; return on equity; return on designated assets; return on capital; economic value added; earnings; revenues; expenses; operating profit margin; operating cash flow; net profit margin; free cash flow; cash flow return on investment; and operating margin. The Committee may revise performance objectives if significant events occur during the performance period which the Committee expects to have a substantial effect on such objectives.

        Dividend equivalents granted under the Plan will entitle the holder thereof to receive cash, shares of common stock or other property equal in value to dividends paid with respect to a specified number of shares of common stock. Dividend equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis. The Committee is also authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated in, valued in, or otherwise based on, shares of common stock, as deemed by the Committee to be consistent with the purposes of the Plan.

  Nontransferability

        Unless otherwise set forth by the Committee in an award agreement, Awards (except for vested stock) will generally not be transferable by the participant other than by will or the laws of descent and distribution and will be exercisable during the lifetime of the participant only by such participant or his or her guardian or legal representative.

  Capital Structure Changes

        If the Committee determines that any dividend, recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, repurchase, stock exchange or other similar corporate transaction or event affects the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of eligible participants under the Plan, then the Committee is authorized to make such equitable changes or adjustments as it deems appropriate, including adjustments to (1) the number and kind of stock which may thereafter be issued under the Plan, (2) the number and kind of stock, other securities or other consideration issued or issuable in respect of outstanding Awards and (3) the exercise price, grant price or purchase price relating to any Award.

  Amendment and Termination

        The Plan may be amended, suspended or terminated by the Board at any time, in whole or in part. However, any amendment for which stockholder approval is required by Section 422 of the Internal Revenue Code will not be effective until such approval has been attained. In addition, no amendment, suspension, or termination of the Plan may materially and adversely affect the rights of a participant under any Award theretofore granted to him or her without the consent of the affected participant. The Committee may waive any conditions or rights, amend any terms, or amend, suspend or terminate, any Award granted, provided that, without participant consent, such amendment, suspension or termination may not materially and adversely affect the rights of such participant under any Award previously granted to him or her.

  Effective Date and Term

        The Plan became effective as of November 6, 2006. Unless earlier terminated, the Plan will expire on November 6, 2016, and no further awards may be granted thereunder after such date.

  Federal Income Tax Consequences

        The following is a summary of the federal income tax consequences of the Plan, based upon current provisions of the Internal Revenue Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretation thereof, and does not address the consequences under any state, local or foreign tax laws.

  Stock Options

        In general, the grant of an option will not be a taxable event to the recipient and it will not result in a deduction to us. The tax consequences associated with the exercise of an option and the subsequent disposition of shares of common stock acquired on the exercise of such option depend on whether the option is a nonqualified stock option or an ISO.

        Upon the exercise of a nonqualified stock option, the participant will recognize ordinary taxable income equal to the excess of the fair market value of the shares of common stock received upon exercise over the exercise price. We will generally be able to claim a deduction in an equivalent amount. Any gain or loss upon a subsequent sale or exchange of the shares of common stock will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of common stock, to the participant.

        Generally, a participant will not recognize ordinary taxable income at the time of exercise of an ISO and no deduction will be available to us, provided the option is exercised while the participant is an employee or within three months following termination of employment (longer, in the case of disability or death). If an ISO granted under the Plan is exercised after these periods, the exercise will be treated for federal income tax purposes as the exercise of a nonqualified stock option. Also, an ISO granted under the Plan will be treated as a nonqualified stock option to the extent it (together with other ISOs granted to the participant by us) first becomes exercisable in any calendar year for shares of common stock having a fair market value, determined as of the date of grant, in excess of $100,000.

        If shares of common stock acquired upon exercise of an ISO are sold or exchanged more than one year after the date of exercise and more than two years after the date of grant of the option, any gain or loss will be long-term capital gain or loss. If shares of common stock acquired upon exercise of an ISO are disposed of prior to the expiration of these one-year or two-year holding periods (a "Disqualifying Disposition"), the participant will recognize ordinary income at the time of disposition, and we will generally be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares of common stock at the date of exercise over the exercise price. Any additional gain will be treated as capital gain, long-term or short-term, depending on how long the shares of common stock have been held. Where shares of common stock are sold or exchanged in a Disqualifying Disposition (other than certain related party transactions) for an amount less than their fair market value at the date of exercise, any ordinary income recognized in connection with the Disqualifying Disposition will be limited to the amount of gain, if any, recognized in the sale or exchange, and any loss will be a long-term or short-term capital loss, depending on how long the shares of common stock have been held.

        If an option is exercised through the use of shares of common stock previously owned by the participant, such exercise generally will not be considered a taxable disposition of the previously owned stock and, thus, no gain or loss will be recognized with respect to such previously owned stock upon such exercise. The amount of any built-in gain on the previously owned stock generally will not be recognized until the new stock acquired on the option exercise are disposed of in a sale or other taxable transaction.

        Although the exercise of an ISO as described above would not produce ordinary taxable income to the participant, it would result in an increase in the participant's alternative minimum taxable income and may result in an alternative minimum tax liability.

  Restricted Stock

        A participant who receives shares of restricted stock will generally recognize ordinary income at the time that the shares "vest", i.e., either when they are not subject to a substantial risk of forfeiture or when they are freely transferable. The amount of ordinary income so recognized will be the fair market value of the common stock at the time the income is recognized (determined without regard to any restrictions other than restrictions which by their terms will never lapse), less the amount, if any, paid for the stock. This amount is generally deductible for federal income tax purposes by us. Dividends paid with respect to common stock that is nonvested will be ordinary compensation income to the participant (and generally deductible by us). Any gain or loss upon a subsequent sale or exchange of the shares of common stock, measured by the difference between the sale price and the fair market value on the date restrictions lapse, will be capital gain or loss, long-term or short-term, depending on the holding period for the shares of common stock. The holding period for this purpose will begin on the date following the date restrictions lapse.

        In lieu of the treatment described above, a participant may elect, solely with respect to a grant of shares of restricted stock, immediate recognition of income under Section 83(b) of the Internal Revenue Code. In such event, the participant will recognize as income the fair market value of the restricted stock at the time of grant (determined without regard to any restrictions other than restrictions which by their terms will never lapse), and we will generally be entitled to a corresponding deduction. Dividends paid with respect to stock as to which a proper Section 83(b) election has been made will not be deductible to us. If a Section 83(b) election is made and the restricted stock is subsequently forfeited, the participant will not be entitled to any offsetting tax deduction.

  SARs and Other Awards

        With respect to SARs, restricted share units, performance stock, performance units, performance cash awards, dividend equivalents and other Awards under the Plan not described above, generally, when a participant receives payment with respect to any such Award granted to him or her under the Plan, the amount of cash and the fair market value of any other property received will be ordinary income to such participant and will be allowed as a deduction for federal income tax purposes to us.

  Payment of Withholding Taxes

        The Company may withhold, or require a participant to remit to us, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with Awards under the Plan.

  Deductibility Limit on Compensation in Excess of $1 Million

        Internal Revenue Code Section 162(m) limits publicly-held companies such as the Company to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees (i.e., the chief executive officer and three other most highly compensated executive officers, other than the chief financial officer). However, performance-based compensation is excluded from this limitation. The Plan is designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

  To qualify as performance-based:

  (1)
  the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

  (2)
  the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

  (3)
  the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made in a separate vote; and

  (4)
  the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

        In the case of compensation attributable to stock options and SARs, the performance goal requirement (summarized in (i) above) is deemed satisfied, and the certification requirement (summarized in (iv) above) is inapplicable, if the grant or award is made by the applicable compensation committee; the plan under which the option or SAR is granted states the maximum number of shares of common stock with respect to which options and SARs may be granted during a specified period to an employee; and under the terms of the option or SAR, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant.

        The types of pre-established, objective performance goals that may be applied by the Committee are outlined above. The maximum number of shares of common stock that may be issued during any calendar year pursuant to specific Awards is also set forth above.

        Under the Internal Revenue Code, a director is an "outside director" of the Company if he or she is not a current employee of the Company; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the Company; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a five percent ownership interest), remuneration from the Company in any capacity other than as a director.

New Plan Benefits

        Future awards under the Plan to our officers, employees and consultants are at the discretion of the Committee. The benefits that may be received by our officers and other employees if our stockholders approve the adoption of the Plan cannot be determined at this time, and we have not included a table reflecting such benefits or awards.

Vote Required for Approval

        Stockholders are requested in this Proposal 2 to approve an amendment to the Plan to increase the number of shares authorized for issuance under the Plan. The affirmative vote of the holders of a majority of the shares represented in person or by proxy which are entitled to vote and which have actually been voted on this matter is required to approve the amendment to the Plan.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE PLAN

 PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm for the year ending July 31, 2010, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the annual meeting. PricewaterhouseCoopers LLP has been the Company's independent registered public accounting firm since 2002. PricewaterhouseCoopers LLP expects to have a representative at the 2009 annual meeting who will have the opportunity to make a statement and who will be available to answer appropriate questions.

        Neither the Company's bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm. However, the Audit Committee is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. It is understood that even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

Fees Billed to Vail Resorts by PricewaterhouseCoopers LLP during Fiscal 2009 and Fiscal 2008

        Audit Fees.    Audit fees (including expenses) billed (or billable) to the Company by PricewaterhouseCoopers LLP for the audit of our annual financial statements included in our Form 10-K and the review of the financial statements included in our Forms 10-Q with respect to fiscal 2009 and fiscal 2008 financial statements were $1,895,504 and $1,998,435, respectively. For both fiscal years, such fees included fees for PricewaterhouseCoopers LLP's examination of the effectiveness of the Company's internal control over financial reporting.

        Audit-Related Fees.    Audit-related fees (including expenses) billed (or billable) to the Company by PricewaterhouseCoopers LLP with respect to fiscal 2008 were $6,000. There were no audit-related fees for fiscal 2009. For fiscal 2008, such fees were for attest services pursuant to agreed-upon procedures in a third party contract.

        Tax Fees.    There were no tax fees billed or billable to the Company by PricewaterhouseCoopers LLP with respect to fiscal 2009 and fiscal 2008.

        All Other Fees.    All other fees (including expenses) billed by PricewaterhouseCoopers LLP with respect to fiscal 2009 and fiscal 2008 were $3,123 and $6,932, respectively. For fiscal 2009, such fees were for access to a research database. For fiscal 2008, such fees were for training and access to a research database.

        The Audit Committee determined that the provision of services other than audit services by PricewaterhouseCoopers LLP was compatible with maintaining PricewaterhouseCoopers LLP's independence.

        The Audit Committee has the sole authority to approve all audit engagement fees and terms and pre-approve all audit and permissible non-audit services provided by the Company's independent registered public accounting firm. The Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve services in between Audit Committee meetings which must be reported to the full Audit Committee at its next meeting. Fees for permissible non-audit services that are not pre-approved must be less than 5% of total fees paid. For fiscal 2009 and fiscal 2008, all of the fees included under the headings "Audit-Related Fees" and "All Other Fees" above were pre-approved by the Audit Committee.

Vote Required For Approval

        The affirmative vote of the holders of a majority of the shares represented in person or by proxy which are entitled to vote and which have actually been voted on this matter is required for this proposal to be adopted.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE RATIFICATION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

 FUTURE STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

        The deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in the Company's proxy statement and proxy for the 2010 annual meeting of stockholders is June 23, 2010.

        If you wish to nominate a director or submit a proposal for consideration at the Company's 2010 annual meeting of stockholders that is not to be included in next year's proxy materials, your proposal or nomination must be submitted in writing to the Secretary of the Company not later than September 5, 2010 nor earlier than August 5, 2010. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. Such notices must be in accordance with the procedures described in our bylaws. You can obtain a copy of our bylaws by writing the Secretary at the address shown on the cover of this proxy statement.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Company stockholders may be "householding" our proxy materials, to the extent such stockholders have given their prior express or implied consent in accordance with SEC rules. A single Notice of Internet Availability of Proxy Materials, proxy statement and annual report (if you requested one) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, proxy statement and annual report, please notify your broker to discontinue householding and direct your written request to receive a separate Notice of Internet Availability of Proxy Materials, proxy statement and annual report to the Company at: Vail Resorts, Inc., Attention: Investor Relations, 390 Interlocken Crescent, Broomfield, Colorado, 80021, or by calling (303) 404-1819. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials, proxy statement and annual report at their address and would like to request householding of their communications should contact their broker.

OTHER MATTERS

        At the date of this proxy statement, the Board has no knowledge of any business other than that described herein which will be presented for consideration at the meeting. In the event any other business is presented at the meeting, the persons named in the enclosed proxy will vote such proxy thereon in accordance with their judgment in the best interests of the Company.

Fiona E. Arnold Senior Vice President, General Counsel and Secretary

October 21, 2009

        A copy of the Company's annual report to the SEC on Form 10-K for the fiscal year ended July 31, 2009 is available without charge upon written request to: Secretary, Vail Resorts, Inc., 390 Interlocken Crescent, Broomfield, CO 80021.

 Appendix A

Standards of Director Independence

        A director shall be considered independent if the Board makes an affirmative determination after a review of all relevant information that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

        In addition to the foregoing, a director shall not fail to meet any of the independence tests set forth in section 303A.02(b) of the NYSE Listed Company Manual or any successor provisions thereto, which tests include:

  •
  The director is, or has been within the last three years an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company.

  •
  The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

  •
  (A) The director or an immediate family member is a current partner of a firm that is the Company's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who personally works on the Company's audit; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time.

  •
  The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company's present executive officers at the same time serves or served on that company's compensation committee.

  •
  The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

The Board will deem a director to be independent if no relationship or transaction exists that would disqualify a director under the NYSE tests set forth above and no other relationships or transactions exist of a type not specifically mentioned that, in the Board's opinion, taking into account all facts and circumstances, would impair a director's ability to exercise his or her independent judgment.

        To assist it in evaluating the broad array of potential relationships between a director and the Company, the Board has categorically determined that none of the following relationships or transactions constitutes a "material relationship" between a director and the Company:

  •
  The director, an entity with which a director is affiliated (as an officer or 10% or greater equity holder, but not solely as a director), or one or more members of the director's immediate family, purchased property or services from the Company (i) in an aggregate amount for all transactions in a fiscal year of less than $120,000 or (ii) on terms generally available to other employees of the Company during the Company's last fiscal year;

  •
  The Company (i) paid to, employed (in a non-executive officer capacity), or retained one or more members of the director's immediate family or (ii) provided personal benefits to the director or one or more members of such director's immediate family, in an aggregate amount of less than $120,000 per fiscal year for such payments, compensation or personal benefits; or

  •
  The Company made contributions to any tax exempt organization in which a director serves as an executive officer if, in each of the last three fiscal years, such contributions in any single year was less than the greater of $1 million or 2% of the organization's annual charitable receipts.

 Appendix B

VAIL RESORTS, INC. AMENDED AND RESTATED

2002 LONG TERM INCENTIVE AND SHARE AWARD PLAN
As amended December 4, 2009 (the amended text is underlined in bold below)

1.
Purposes.

        The purposes of the Amended and Restated 2002 Long Term Incentive and Share Award Plan are to advance the interests of Vail Resorts, Inc. and its shareholders by providing a means to attract, retain, and motivate employees, consultants and directors of the Company upon whose judgment, initiative and efforts the continued success, growth and development of the Company is dependent.

2.
Definitions.

        For purposes of the Plan, the following terms shall be defined as set forth below:

  a.
  "Affiliate" means any entity other than the Company and its Subsidiaries that is designated by the Board or the Committee as a participating employer under the Plan; provided, however, that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

  b.
  "Award" means any Option, SAR, Restricted Share, Restricted Share Unit, Performance Share, Performance Unit, Performance Cash Award, Dividend Equivalent, or Other Share-Based Award granted to an Eligible Person under the Plan.

  c.
  "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

  d.
  "Beneficiary" means the person, persons, trust or trusts which have been designated by an Eligible Person in his or her most recent written beneficiary designation filed with the Company to receive the benefits specified under this Plan upon the death of the Eligible Person, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

  e.
  "Board" means the Board of Directors of the Company.

  f.
  "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

  g.
  "Committee" means the Compensation Committee of the Board or a subcommittee thereof, or such other Board committee (or if the Board so designates, the entire Board) as may be designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist of two or more directors of the Company, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, to the extent applicable, and each of whom is an "outside director" within the meaning of Section 162(m) of the Code, to the extent applicable; provided, further, that the mere fact that the Committee shall fail to qualify under either of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

  h.
  "Company" means Vail Resorts, Inc., a corporation organized under the laws of Delaware, or any successor corporation.

  i.
  "Director" means a member of the Board who is not an employee of the Company, a Subsidiary or an Affiliate.

  j.
  "Dividend Equivalent" means a right, granted under Section 5(g), to receive cash, Shares, or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award, and may be paid currently or on a deferred basis.

  k.
  "Effective Date" means November 6, 2006, the date the amendment and restatement of the Plan is approved by the Board.

  l.
  "Eligible Person" means (i) an employee or consultant of the Company, a Subsidiary or an Affiliate, including any director who is an employee, or (ii) a Director. Notwithstanding any provisions of this Plan to the contrary, an Award may be granted to an employee or consultant, in connection with his or her hiring or retention prior to the date the employee or consultant first performs services for the Company, a Subsidiary or an Affiliate; provided, however, that any such Award shall not become vested prior to the date the employee or consultant first performs such services.

  m.
  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

  n.
  "Fair Market Value" means, with respect to Shares or other property, the fair market value of such Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee. If the Shares are listed on any established stock exchange or a national market system, unless otherwise determined by the Committee in good faith, the Fair Market Value of Shares shall mean the closing price per Share on the date of grant or such other determination date (or, if the Shares were not traded on that day, the next preceding day that the Shares were traded) on the principal exchange or market system on which the Shares are traded (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market), as such prices are officially quoted on such exchange or market.

  o.
  "ISO" means any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

  p.
  "NQSO" means any Option that is not an ISO.

  q.
  "Option" means a right granted under Section 5(b), to purchase Shares.

  r.
  "Other Share-Based Award" means a right, granted under Section 5(h), that relates to or is valued by reference to Shares.

  s.
  "Participant" means an Eligible Person who has been granted an Award under the Plan.

    "Performance Cash Award" means a performance cash award granted under Section 5(f).

  t.
  "Performance Share" means a performance share granted under Section 5(f).

  u.
  "Performance Unit" means a performance unit granted under Section 5(f).

  v.
  "Plan" means this Amended and Restated 2002 Long Term Incentive and Share Award Plan.

  w.
  "Restricted Shares" means an Award of Shares under Section 5(d) that may be subject to certain restrictions and to a risk of forfeiture.

  x.
  "Restricted Share Unit" means a right, granted under Section 5(e), to receive Shares or cash at the end of a specified deferral period.

  y.
  "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

  z.
  "SAR" or "Share Appreciation Right" means the right, granted under Section 5(c), to be paid an amount measured by the difference between the exercise price of the right and the Fair Market Value of Shares on the date of exercise of the right, with payment to be made in cash, Shares, or property as specified in the Award or determined by the Committee.

  aa.
  "Shares" means common stock, $.01 par value per share, of the Company.

  bb.
  "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns shares possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

3.
Administration.

a.
Authority of the Committee.    The Plan shall be administered by the Committee, and the Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

i.
to select Eligible Persons to whom Awards may be granted;

ii.
to designate Affiliates;

iii.
to determine the type or types of Awards to be granted to each Eligible Person;

iv.
to determine the type and number of Awards to be granted, the number of Shares to which an Award may relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, and any bases for adjusting such exercise, grant or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of an Award, and waiver or accelerations thereof, and waivers of performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

v.
to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, exchanged, or surrendered;

vi.
to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Eligible Person;

vii.
to prescribe the form of each Award Agreement, which need not be identical for each Eligible Person;

viii.
to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

ix.
to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

x.
to accelerate the exercisability or vesting of all or any portion of any Award or to extend the period during which an Award is exercisable; and

    xi.
    to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

  b.
  Manner of Exercise of Committee Authority.    The Committee shall have sole discretion in exercising its authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, Affiliates, Eligible Persons, any person claiming any rights under the Plan from or through any Eligible Person, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to other members of the Board or officers or managers of the Company or any Subsidiary or Affiliate the authority, subject to such terms as the Committee shall determine, to perform administrative functions and, with respect to Awards granted to persons not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3 (if applicable) and applicable law.

  c.
  Limitation of Liability.    Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company's independent certified public accountants, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, and no officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

  d.
  Limitation on Committee's Discretion.    Anything in this Plan to the contrary notwithstanding, in the case of any Award which is intended to qualify as "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, if the Award Agreement so provides, the Committee shall have no discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as such performance-based compensation.

  e.
  No Option or SAR Repricing Without Shareholder Approval.    Except as provided in the first sentence of Section 4(d) hereof relating to certain antidilution adjustments, unless the approval of shareholders of the Company is obtained, Options and SARs issued under the Plan shall not be amended to lower their exercise price and Options and SARs issued under the Plan will not be exchanged for other Options or SARs with lower exercise prices.

4.
Shares Subject to the Plan.

a.
Subject to adjustment as provided in Section 4(d) hereof, the total number of Shares reserved for issuance in connection with Awards under the Plan shall be 7,500,000; provided, however, that such number shall be increased by (i) the number of Shares available for issuance under the Company's 1999 Long Term Incentive and Share Award Plan as of the Effective Date and (ii) the number of Shares, if any, that are subject to awards issued under the Company's 1999 Long Term Incentive and Share Award Plan that are forfeited, canceled, terminated or surrendered on or after the Effective Date. All Shares issuable under the Plan may be issued as ISOs. Shares issued or to be issued under the Plan shall be authorized but unissued shares or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares previously issued under the Plan, exceeds the number of

    Shares reserved under the preceding sentence. If any Awards are forfeited, canceled, terminated, exchanged or surrendered or such Award is settled in cash or otherwise terminates without a distribution of Shares to the Participant, any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, termination, cancellation, exchange or surrender, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be canceled to the extent of the number of Shares as to which the Award is exercised.

  b.
  The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies. The number of Shares reserved pursuant to Section 4(a) may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

  c.
  Subject to adjustment as provided in Section 4(d) hereof, the maximum number of Shares (i) with respect to which Options or SARs may be granted during a calendar year to any Eligible Person under this Plan shall be 1,000,000 Shares, and (ii) with respect to Performance Shares, Performance Units, Restricted Shares or Restricted Share Units intended to qualify as performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code shall be the equivalent of 200,000 Shares during a calendar year to any Eligible Person under this Plan.

  d.
  In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Eligible Persons under the Plan, then the Committee shall make such equitable changes or adjustments as it deems appropriate and, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares which may thereafter be issued under the Plan, (ii) the number and kind of shares, other securities or other consideration issued or issuable in respect of outstanding Awards, and (iii) the exercise price, grant price, or purchase price relating to any Award; provided, however, in each case that, with respect to ISOs, such adjustment shall be made in accordance with Section 424(a) of the Code, unless the Committee determines otherwise. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria and performance objectives included in, Awards in recognition of unusual or non-recurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or Affiliate or the financial statements of the Company or any Subsidiary or Affiliate, or in response to changes in applicable laws, regulations, or accounting principles; provided, however, that, if an Award Agreement specifically so provides, the Committee shall not have discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

  e.
  Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or treasury Shares including Shares acquired by purchase in the open market or in private transactions.

5.
Specific Terms of Awards.

a.
General.    Awards may be granted on the terms and conditions set forth in this Section 5. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 7(d)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms regarding forfeiture of Awards or continued exercisability of Awards in the event of termination of service by the Eligible Person.

  b.
  Options.    The Committee is authorized to grant Options, which may be NQSOs or ISOs, to Eligible Persons on the following terms and conditions:

  i.
  Exercise Price.    The exercise price per Share purchasable under an Option shall be determined by the Committee; provided, however, that the exercise price per Share of an Option shall not be less than the Fair Market Value of a Share on the date of grant of the Option. The Committee may, without limitation, set an exercise price that is based upon achievement of performance criteria if deemed appropriate by the Committee.

  ii.
  Option Term.    The term of each Option shall be determined by the Committee; provided, however, that such term shall not be longer than ten years from the date of grant of the Option.

  iii.
  Time and Method of Exercise.    The Committee shall determine at the date of grant or thereafter the time or times at which an Option may be exercised in whole or in part (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), the methods by which such exercise price may be paid or deemed to be paid (including, without limitation, broker-assisted exercise arrangements), the form of such payment (including, without limitation, cash, Shares, notes or other property), and the methods by which Shares will be delivered or deemed to be delivered to Eligible Persons; provided, however, that in no event may any portion of the exercise price be paid with Shares acquired either under an Award granted pursuant to this Plan, upon exercise of a stock option granted under another Company plan or as a stock bonus or other stock award granted under another Company plan unless, in any such case, the Shares were acquired and vested more than six months in advance of the date of exercise.

  iv.
  ISOs.    The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that the ISO shall be granted within ten years from the earlier of the date of adoption or shareholder approval of the Plan. ISOs may only be granted to employees of the Company or a Subsidiary.

  c.
  SARs.    The Committee is authorized to grant SARs (Share Appreciation Rights) to Eligible Persons on the following terms and conditions:

  i.
  Right to Payment.    A SAR shall confer on the Eligible Person to whom it is granted a right to receive with respect to each Share subject thereto, upon exercise thereof, the excess of (1) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine in the case of any such right, the Fair Market Value of one Share at any time during a specified period before or after the date of exercise) over (2) the exercise price of the SAR as determined by the Committee as of the date of grant of the SAR (which shall not be less than the Fair Market Value per Share on the date of grant of the SAR and, in the case of a SAR granted in tandem with an Option, shall be equal to the exercise price of the underlying Option).

  ii.
  Other Terms.    The Committee shall determine, at the time of grant or thereafter, the time or times at which a SAR may be exercised in whole or in part (which shall not be more than ten years after the date of grant of the SAR), the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Eligible Persons, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Unless the Committee determines otherwise, a SAR (1) granted in tandem with an NQSO may be granted at the time of grant of the related NQSO or at any time thereafter and (2) granted in tandem with an ISO may only be granted at the time of grant of the related ISO.

  d.
  Restricted Shares.    The Committee is authorized to grant Restricted Shares to Eligible Persons on the following terms and conditions:

  i.
  Issuance and Restrictions.    Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant or thereafter, which restrictions may lapse separately or in combination at such times, under such circumstances (including, without limitation, upon achievement of performance criteria if deemed appropriate by the Committee), in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the Award Agreement relating to the Restricted Shares, an Eligible Person granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon. If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the criterion or criteria from the list of criteria set forth in Section 5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on achievement of performance criteria that such performance criteria were in fact satisfied.

  ii.
  Forfeiture.    Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable restriction period, Restricted Shares and any accrued but unpaid dividends or Dividend Equivalents that are at that time subject to restrictions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Shares.

  iii.
  Certificates for Shares.    Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Eligible Person, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, and the Company shall retain physical possession of the certificate.

  iv.
  Dividends.    Dividends paid on Restricted Shares shall be either paid at the dividend payment date, or deferred for payment to such date as determined by the Committee, in cash or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends. Shares distributed in connection with a Share split or dividend in Shares, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property has been distributed.

  e.
  Restricted Share Units.    The Committee is authorized to grant Restricted Share Units to Eligible Persons, subject to the following terms and conditions:

  i.
  Award and Restrictions.    Delivery of Shares or cash, as the case may be, will occur upon expiration of the deferral period specified for Restricted Share Units by the Committee (or, if permitted by the Committee, as elected by the Eligible Person). In addition, Restricted Share Units shall be subject to such restrictions as the Committee may impose, if any (including, without limitation, the achievement of performance criteria if deemed appropriate by the Committee), at the date of grant or thereafter, which restrictions may lapse at the expiration of the deferral period or at earlier or later specified times, separately or in combination, in installments or otherwise, as the Committee may determine. If the lapse of restrictions is conditioned on the achievement of performance criteria, the Committee shall select the criterion or criteria from the list of criteria set forth in Section 5(f)(i). The Committee must certify in writing prior to the lapse of restrictions conditioned on the achievement of performance criteria that such performance criteria were in fact satisfied.

    ii.
    Forfeiture.    Except as otherwise determined by the Committee at date of grant or thereafter, upon termination of service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Share Units), or upon failure to satisfy any other conditions precedent to the delivery of Shares or cash to which such Restricted Share Units relate, all Restricted Share Units that are at that time subject to deferral or restriction shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Share Units will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Share Units.

  f.
  Performance Shares, Performance Units and Performance Cash Awards.    The Committee is authorized to grant Performance Shares, Performance Units, and Performance Cash Awards to Eligible Persons on the following terms and conditions:

  i.
  Performance Period.    The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Shares, Performance Units and Performance Cash Awards. Performance objectives may vary from Eligible Person to Eligible Person and shall be based upon one or more of the following performance criteria as the Committee may deem appropriate: appreciation in value of the Shares, total shareholder return, earnings per share, operating income, net income, pretax earnings, pretax earnings before interest, depreciation and amortization, pro forma net income, return on equity, return on designated assets, return on capital, economic value added, earnings, revenues, expenses, operating profit margin, operating cash flow, net profit margin, free cash flow, cash flow return on investment, and operating margin. The performance objectives may be determined by reference to the performance of the Company, or of a Subsidiary or Affiliate, or of a division or unit of any of the foregoing. Performance Periods may overlap and Eligible Persons may participate simultaneously with respect to Performance Shares, Performance Units and Performance Cash Awards for which different Performance Periods are prescribed.

  ii.
  Award Value.    At the beginning of a Performance Period, the Committee shall determine for each Eligible Person or group of Eligible Persons with respect to that Performance Period (A) the range of number of Shares, if any, in the case of Performance Shares, (B) the range of dollar values, if any, in the case of Performance Units, or (C) the range of cash awards in the case of Performance Cash Awards which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to an Eligible Person as an Award if the relevant measure of Company performance for the Performance Period is met. The Committee must certify in writing that the applicable performance criteria were satisfied prior to payment under any Performance Shares, Performance Units or Performance Cash Awards.

    iii.
    Significant Events.    If during the course of a Performance Period there shall occur significant events as determined by the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective; provided, however, that, if an Award Agreement so provides, the Committee shall not have any discretion to increase the amount of compensation payable under the Award to the extent such an increase would cause the Award to lose its qualification as performance-based compensation for purposes of Section 162(m)(4)(C) of the Code and the regulations thereunder.

    iv.
    Forfeiture.    Except as otherwise determined by the Committee, at the date of grant or thereafter, upon termination of service during the applicable Performance Period, Performance Shares, Performance Units and Performance Cash Awards for which the Performance Period was prescribed shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in an individual case, that restrictions or forfeiture conditions relating to Performance Shares, Performance Units and Performance Cash Awards will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Performance Shares, Performance Units and Performance Cash Awards.

    v.
    Payment.    Each Performance Share or Performance Unit may be paid in whole Shares, or cash, or a combination of Shares and cash either as a lump sum payment or in installments, all as the Committee shall determine, at the time of grant of the Performance Share or Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. Each Performance Cash Award shall be paid in cash, commencing as soon as practicable after the end of the relevant Performance Period. The Committee must certify in writing prior to the payment of any Performance Share, Performance Unit or Performance Cash Awards that the performance objectives and any other material terms were in fact satisfied.

  g.
  Dividend Equivalents.    The Committee is authorized to grant Dividend Equivalents to Eligible Persons. The Committee may provide, at the date of grant or thereafter, that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, or other investment vehicles as the Committee may specify; provided, however, that Dividend Equivalents (other than freestanding Dividend Equivalents) shall be subject to all conditions and restrictions of the underlying Awards to which they relate.

  h.
  Other Share-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, unrestricted shares awarded purely as a "bonus" and not subject to any restrictions or conditions, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the performance of specified Subsidiaries or Affiliates. The Committee shall determine the terms and conditions of such Awards at date of grant or thereafter. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 5(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, notes or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, shall also be authorized pursuant to this Section 5(h).

6.
Certain Provisions Applicable to Awards.

a.
Stand-Alone, Additional, Tandem and Substitute Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted to Eligible Persons either alone or in addition to, in tandem with, or in exchange or substitution for, any other Award granted under the Plan or any award granted under any other plan or agreement of the Company, any Subsidiary or Affiliate, or any business entity to be acquired by the Company or a Subsidiary or Affiliate, or any other right of an Eligible Person to receive payment from the Company or any Subsidiary or Affiliate. Awards may be granted in addition to or in tandem with such other Awards or awards, and may be granted either as of the same time as or a different time from the grant of such other Awards or awards. Subject to the provisions of Section 3(e) hereof prohibiting Option and SAR repricing without shareholder approval, the per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares which is granted, in connection with the substitution of awards granted under any other plan or agreement of the Company or any Subsidiary or Affiliate or any business entity to be acquired by the Company or any Subsidiary or Affiliate, shall be determined by the Committee, in its discretion.

b.
Terms of Awards.    The term of each Award granted to an Eligible Person shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Option or a SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

c.
Form of Payment Under Awards.    Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Subsidiary or Affiliate upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Shares, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The Committee may make rules relating to installment or deferred payments with respect to Awards, including the rate of interest to be credited with respect to such payments, and the Committee may require deferral of payment under an Award if, in the sole judgment of the Committee, it may be necessary in order to avoid nondeductibility of the payment under Section 162(m) of the Code.

d.
Nontransferability.    Unless otherwise set forth by the Committee in an Award Agreement, Awards (except for vested shares) shall not be transferable by an Eligible Person except by will or the laws of descent and distribution (except pursuant to a Beneficiary designation) and shall be exercisable during the lifetime of an Eligible Person only by such Eligible Person or his guardian or legal representative. An Eligible Person's rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to claims of the Eligible Person's creditors.

e.
Noncompetition.    The Committee may, by way of the Award Agreements or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, of any Award, provided they are not inconsistent with the Plan, including, without limitation, the requirement that the Participant not engage in competition with the Company.

7.
General Provisions.

a.
Compliance with Legal and Trading Requirements.    The Plan, the granting and exercising of Awards thereunder, and the other obligations of the Company under the Plan and any Award Agreement, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required. The Company, in its discretion, may postpone the issuance or delivery of Shares under any Award until completion of such stock exchange or market system listing or registration or qualification of such Shares or other required action under any state or federal law, rule or regulation as the Company may consider appropriate, and may require any Participant to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of Shares in compliance with applicable laws, rules and regulations. No provisions of the Plan shall be interpreted or construed to obligate the Company to register any Shares under federal or state law. The Shares issued under the Plan may be subject to such other restrictions on transfer as determined by the Committee.

b.
No Right to Continued Employment or Service.    Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or director the right to be retained in the employ or service of the Company or any of its Subsidiaries or Affiliates, nor shall it interfere in any way with the right of the Company or any of its Subsidiaries or Affiliates to terminate any employee's, consultant's or director's employment or service at any time.

c.
Taxes.    The Company or any Subsidiary or Affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to an Eligible Person, amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Eligible Persons to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of an Eligible Person's tax obligations.

d.
Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders of the Company or Participants, except that any such amendment or alteration as it applies to ISOs shall be subject to the approval of the Company's shareholders to the extent such shareholder approval is required under Section 422 of the Code; provided, however, that, without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted to him or her. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retrospectively; provided, however, that, without the consent of a Participant, no amendment, alteration, suspension, discontinuation or termination of any Award may materially and, adversely affect the rights of such Participant under any Award theretofore granted to him or her.

e.
No Rights to Awards; No Shareholder Rights.    No Eligible Person or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons and employees. No Award shall confer on any Eligible Person any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Eligible Person in accordance with the terms of the Award.

  f.
  Unfunded Status of Awards.    The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

  g.
  Nonexclusivity of the Plan.    Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of options and other awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

  h.
  Not Compensation for Benefit Plans.    No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company for the benefit of its employees, consultants or directors unless the Company shall determine otherwise.

  i.
  No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

  j.
  Governing Law.    The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of Colorado without giving effect to principles of conflict of laws.

  k.
  Effective Date; Plan Termination.    The amendment and restatement of the Plan shall become effective as of November 6, 2006, subject to approval by the shareholders of the Company. The Plan shall terminate as to future awards on the date which is ten (10) years after the Effective Date.

  l.
  Titles and Headings.    The titles and headings of the sections in the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date VAIL RESORTS, INC. M17827-P85140 VAIL RESORTS, INC. 390 INTERLOCKEN CRESCENT BROOMFIELD, CO 80021 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Please indicate if you plan to attend this meeting. For Against Abstain 3. Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2010; and 2. Approve an amendment to the Company’s Amended and Restated 2002 Long-Term Incentive and Share Award Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,500,000 shares; 4. In the discretion of the persons named as proxies in this Proxy, transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting. For address changes and/or comments, please check this box and write them on the back where indicated. For All Withhold All For All Except Yes No 01) Roland A. Hernandez 02) Thomas D. Hyde 03) Jeffrey W. Jones 04) Robert A. Katz 05) Richard D. Kincaid 06) John T. Redmond 07) John F. Sorte 1. Election of Directors Nominees: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends you vote FOR the following proposal(s): NOTE: THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. Please sign exactly as your name(s) appear(s) on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Address Changes/Comments: _____________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) VAIL RESORTS, INC. ANNUAL MEETING OF STOCKHOLDERS Friday, December 4, 2009 This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 4, 2009. The shares of stock you hold in this account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted "FOR" Items 1, 2, 3 and 4. By signing the proxy, you revoke all prior proxies and appoint Jeffrey W. Jones and Fiona E. Arnold, and each of them with full power of substitution, to vote these shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. See reverse for voting instructions. VAIL RESORTS, INC. ANNUAL MEETING OF STOCKHOLDERS Friday, December 4, 2009 8:00 a.m., Mountain Standard Time 390 Interlocken Crescent, 1st Floor Broomfield, CO 80021 (If you noted any Address Changes/Comments above, please mark corresponding box) M17828-P85140 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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PROPOSAL 1. ELECTION OF DIRECTORS
INFORMATION WITH RESPECT TO NOMINEES
MANAGEMENT
SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS
INFORMATION AS TO CERTAIN STOCKHOLDERS
CORPORATE GOVERNANCE
AUDIT COMMITTEE REPORT
COMPENSATION COMMITTEE REPORT
Director Compensation for Fiscal 2009
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
TRANSACTIONS WITH RELATED PERSONS
EXECUTIVE COMPENSATION
Management Incentive Plan Funding
Summary Compensation Table for Fiscal 2009
  GRANTS OF PLAN-BASED AWARDS
Outstanding Equity Awards at July 31, 2009
Option Exercises and Stock Vested in Fiscal 2009
Nonqualified Deferred Compensation for Fiscal 2009
PROPOSAL 2. APPROVAL OF AN AMENDMENT TO THE AMENDED AND RESTATED 2002 LONG-TERM INCENTIVE AND SHARE AWARD PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE BY 2,500,000
PROPOSAL 3. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FUTURE STOCKHOLDER PROPOSALS FOR 2010 ANNUAL MEETING
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
  Appendix A
Standards of Director Independence
  Appendix B
VAIL RESORTS, INC. AMENDED AND RESTATED 2002 LONG TERM INCENTIVE AND SHARE AWARD PLAN As amended December 4, 2009 (the amended text is underlined in bold below)